Exhibit 4.1

EXECUTION VERSION ACM AUTO TRUST 2023 - 2 Class A 7.97% Auto Loan Asset Backed Notes Class B 9.85% Auto Loan Asset Backed Notes INDENTURE Dated as of July 6, 2023 WILMINGTON TRUST, NATIONAL ASSOCIATION , as the Indenture Trustee

753507413 23738694 i Indenture (ACMAT 2023 - 2) TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE................................. 2 SECTION 1.1 Definitions.................................................................................................. 2 SECTION 1.2 Other Interpretive Provisions ..................................................................... 2 ARTICLE II THE NOTES ............................................................................................................ 2 SECTION 2 . 1 Form ........................................................................................................... 2 SECTION 2 . 2 Execution, Authentication and Delivery .................................................... 3 SECTION 2 . 3 Temporary Notes ........................................................................................ 3 SECTION 2 . 4 Registration of Transfer and Exchange ...................................................... 3 SECTION 2 . 5 Mutilated, Destroyed, Lost or Stolen Notes ............................................... 5 SECTION 2 . 6 Persons Deemed Owners ........................................................................... 6 SECTION 2 . 7 Payment of Principal and Interest ; Defaulted Interest ............................... 6 SECTION 2 . 8 Cancellation ............................................................................................... 7 SECTION 2 . 9 Release of Collateral .................................................................................. 7 SECTION 2 . 10 Book - Entry Notes .................................................................................... 7 SECTION 2 . 11 Notices to Clearing Agency ..................................................................... 8 SECTION 2 . 12 Definitive Notes ....................................................................................... 8 SECTION 2 . 13 Authenticating Agents .............................................................................. 9 SECTION 2 . 14 Tax Treatment .......................................................................................... 9 SECTION 2 . 15 Certain Transfer Restrictions on the Notes ............................................ 10 SECTION 2 . 16 Certain Transfer Restrictions on the Restricted Notes ........................... 15 SECTION 2 . 17 Transfer Restrictions on Certain Notes Upon a Sale of a Certificate........................................................................................... 17 ARTICLE III COVENANTS ...................................................................................................... 18 SECTION 3.1 Payment of Principal and Interest ............................................................ 18 SECTION 3.2 Maintenance of Office or Agency............................................................ 18 SECTION 3.3 Money for Payments To Be Held in Trust ............................................... 18 SECTION 3.4 Existence .................................................................................................. 20 SECTION 3.5 Protection of Collateral ............................................................................ 20 SECTION 3.6 Opinions as to Collateral.......................................................................... 21 SECTION 3.7 Performance of Obligations; Servicing of Receivables ........................... 21 SECTION 3.8 Negative Covenants ................................................................................. 22 SECTION 3.9 Annual Compliance Statement................................................................. 23 SECTION 3.10 Restrictions on Certain Other Activities ................................................ 23 SECTION 3.11 Restricted Payments ............................................................................... 23 SECTION 3.12 Notice of Events of Default; Servicer Replacement Events .................. 24 SECTION 3.13 Further Instruments and Acts ................................................................. 24 SECTION 3.14 Compliance with Laws........................................................................... 24 SECTION 3.15 Removal of Administrator ..................................................................... 24 SECTION 3.16 Perfection Representations, Warranties and Covenants ........................ 24 SECTION 3.17 Investment Company Act....................................................................... 24 SECTION 3.18 Tax Information ..................................................................................... 24 SECTION 3.19 Debt Instruments .................................................................................... 24

753507413 23738694 ii Indenture (ACMAT 2023 - 2) TABLE OF CONTENTS (Continued) Page ARTICLE IV SATISFACTION AND DISCHARGE ................................................................ 25 SECTION 4.1 Satisfaction and Discharge of Indenture .................................................. 25 SECTION 4.2 Application of Trust Money..................................................................... 25 SECTION 4.3 Repayment of Monies Held by Paying Agent ......................................... 26 ARTICLE V EVENTS OF DEFAULT; REMEDIES ................................................................. 26 SECTION 5.1 Events of Default ..................................................................................... 26 SECTION 5.2 Acceleration of Maturity .......................................................................... 27 SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee ............................................................................... 28 SECTION 5.4 Remedies; Priorities ................................................................................. 30 SECTION 5.5 Optional Preservation of the Collateral.................................................... 32 SECTION 5.6 Limitation of Suits ................................................................................... 33 SECTION 5.7 Rights of Noteholders To Receive Principal and Interest........................ 33 SECTION 5.8 Restoration of Rights and Remedies ........................................................ 34 SECTION 5.9 Rights and Remedies Cumulative ............................................................ 34 SECTION 5.10 Delay or Omission Not a Waiver ........................................................... 34 SECTION 5.11 Control by Noteholders .......................................................................... 34 SECTION 5.12 Waiver of Past Defaults ......................................................................... 35 SECTION 5.13 Undertaking for Costs ............................................................................ 35 SECTION 5.14 Waiver of Stay or Extension Laws ........................................................ 35 SECTION 5.15 Action on Notes ..................................................................................... 36 SECTION 5.16 Performance and Enforcement of Certain Obligations .......................... 36 SECTION 5.17 Sale of Collateral.................................................................................... 36 ARTICLE VI THE INDENTURE TRUSTEE ............................................................................ 37 SECTION 6 . 1 Duties of the Indenture Trustee ................................................................ 37 SECTION 6 . 2 Rights of the Indenture Trustee ................................................................ 39 SECTION 6 . 3 Individual Rights of the Indenture Trustee .............................................. 41 SECTION 6 . 4 The Indenture Trustee’s Disclaimer ......................................................... 42 SECTION 6 . 5 Notice of Defaults .................................................................................... 42 SECTION 6 . 6 Reports by the Indenture Trustee to Noteholders .................................... 42 SECTION 6 . 7 Compensation and Indemnity .................................................................. 42 SECTION 6 . 8 Removal, Resignation and Replacement of the Indenture Trustee .......... 44 SECTION 6 . 9 Successor Indenture Trustee by Merger ................................................... 45 SECTION 6 . 10 Appointment of Co - Indenture Trustee or Separate Indenture Trustee................................................................................................ 45 SECTION 6.11 Eligibility; Disqualification.................................................................... 47 SECTION 6.12 Representations and Warranties............................................................. 47 ARTICLE VII NOTEHOLDERS’ LISTS AND REPORTS....................................................... 47 SECTION 7.1 The Note Registrar to Furnish the Indenture Trustee Names and Addresses of Noteholders .................................................................. 47

753507413 23738694 iii Indenture (ACMAT 2023 - 2) TABLE OF CONTENTS (Continued) Page SECTION 7.2 Preservation of Information; Communications to Noteholders ............... 48 SECTION 7.3 Rule 144A Information ............................................................................ 48 ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES ..................................... 48 SECTION 8.1 Collection of Money ................................................................................ 48 SECTION 8.2 Trust Accounts ......................................................................................... 49 SECTION 8.3 General Provisions Regarding Accounts ................................................. 49 SECTION 8.4 Release of Collateral ................................................................................ 50 SECTION 8.5 Opinion of Counsel .................................................................................. 51 ARTICLE IX SUPPLEMENTAL INDENTURES ..................................................................... 51 SECTION 9 . 1 Supplemental Indentures Without Consent of Noteholders ..................... 51 SECTION 9 . 2 Supplemental Indentures with Consent of Noteholders ........................... 52 SECTION 9 . 3 Execution of Supplemental Indentures .................................................... 54 SECTION 9 . 4 Effect of Supplemental Indenture ............................................................ 54 SECTION 9 . 5 Reference in Notes to Supplemental Indentures ...................................... 54 ARTICLE X REDEMPTION OF NOTES .................................................................................. 55 SECTION 10.1 Redemption ............................................................................................ 55 SECTION 10.2 Form of Redemption Notice .................................................................. 55 SECTION 10.3 Notes Payable on Redemption Date....................................................... 56 ARTICLE XI MISCELLANEOUS ............................................................................................. 56 SECTION 11 . 1 Compliance Certificates and Opinions, etc ............................................ 56 SECTION 11 . 2 Form of Documents Delivered to the Indenture Trustee ....................... 57 SECTION 11 . 3 Acts of Noteholders ............................................................................... 58 SECTION 11 . 4 Notices ................................................................................................... 59 SECTION 11 . 5 Notices to Noteholders ; Waiver ............................................................. 59 SECTION 11 . 6 Alternate Payment and Notice Provisions ............................................. 60 SECTION 11 . 7 Information Requests ............................................................................. 60 SECTION 11 . 8 Effect of Headings and Table of Contents ............................................. 60 SECTION 11 . 9 Successors and Assigns .......................................................................... 60 SECTION 11 . 10 Separability .......................................................................................... 60 SECTION 11 . 11 Benefits of Indenture ............................................................................ 60 SECTION 11 . 12 Legal Holidays ..................................................................................... 60 SECTION 11 . 13 GOVERNING LAW ; Submission to Jurisdiction ; Waiver of Jury Trial ............................................................................................ 60 SECTION 11.14 Counterparts and Electronic Signature ................................................ 61 SECTION 11.15 Recording of Indenture ........................................................................ 62 SECTION 11.16 Trust Obligation ................................................................................... 62 SECTION 11.17 No Petition ........................................................................................... 62 SECTION 11.18 Intent. ................................................................................................... 63 SECTION 11.19 Subordination of Claims ...................................................................... 63 SECTION 11.20 Limitation of Liability of Owner Trustee ............................................ 63

753507413 23738694 iv Indenture (ACMAT 2023 - 2) TABLE OF CONTENTS (Continued) Page SECTION 11.21 AML Law............................................................................................. 64 SECTION 11.22 Severability of Provisions .................................................................... 64 Schedule I Perfection Representations, Warranties and Covenants Exhibit A Form of Notes

753507413 23738694 Indenture (ACMAT 2023 - 2) This INDENTURE, dated as of July 6 , 2023 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “ Indenture ”), is between ACM AUTO TRUST 2023 - 2 , a Delaware statutory trust (the “ Issuer ”), and WILMINGTON TRUST, NATIONAL ASSOCIATION (“ Wilmington Trust ”), a national banking association, solely as trustee and not in its individual capacity (the “ Indenture Trustee ”) . Each party agrees as follows for the benefit of the other party and the equal and ratable benefit of the Holders of the Issuer’s Class A 7 . 97 % Auto Loan Asset Backed Notes (the “ Class A Notes ”) and then for the equal and ratable benefit of the Holders of the Issuer’s Class B 9 . 85 % Auto Loan Asset Backed Notes (the “ Class B Notes ” and, together with the Class A Notes, the “ Notes ”) . GRANTING CLAUSE The Issuer to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, hereby Grants in trust to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders, all of the Issuer’s right, title and interest, whether now owned or hereafter acquired, in and to (i) the Trust Estate and (ii) all present and future claims, demands, causes and choses in action in respect of any or all of the Trust Estate and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the Trust Estate, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments, securities, financial assets and other property which at any time constitute all or part of or are included in the proceeds of any of the Trust Estate (collectively, the “ Collateral ”) . The Indenture Trustee, on behalf of the Noteholders, acknowledges the foregoing Grant, accepts the trusts under this Indenture and agrees to perform its duties required in this Indenture in accordance with the provisions of this Indenture . The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction except as set forth herein and (ii) compliance with the provisions of this Indenture, each as provided in this Indenture . Without limiting the foregoing Grant, any Receivable purchased by the Servicer pursuant to Section 3 . 6 of the Sale and Servicing Agreement or repurchased by Colonial pursuant to Section 3 . 4 of the Purchase Agreement shall be deemed to be automatically released from the lien of this Indenture without any action being taken by the Indenture Trustee upon payment by the Servicer or Colonial, as applicable, of the related Repurchase Price for such Repurchased Receivable .

753507413 23738694 2 Indenture (ACMAT 2023 - 2) ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE SECTION 1 . 1 Definitions . Capitalized terms are used in this Indenture as defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “ Sale and Servicing Agreement ”), among ACM Funding, LLC, as seller, the Issuer, America’s Car Mart, Inc . , as servicer, and Wilmington Trust, National Association, as indenture trustee, as backup servicer, as paying agent and as calculation agent . SECTION 1 . 2 Other Interpretive Provisions . All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein . For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires : (a) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Indenture and GAAP conflict, the definitions in this Indenture shall control) ; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Indenture are used as defined in that Article ; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Indenture as a whole and not to any particular provision of this Indenture ; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Indenture and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition ; (e) the term “including” and all variations thereof means “including without limitation” ; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation ; (g) references to any Person include that Person’s successors and assigns ; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof . ARTICLE II THE NOTES SECTION 2 . 1 Form . The Class A Notes and the Class B Notes, in each case together with the Indenture Trustee’s certificate of authentication, shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes . Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note . Each Note shall be dated the date of its authentication . The terms of the Notes set forth in Exhibit A hereto are part of the terms of this Indenture .

753507413 23738694 3 Indenture (ACMAT 2023 - 2) SECTION 2 . 2 Execution, Authentication and Delivery . The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers . The signature of any such Authorized Officer on the Notes may be manual or facsimile . Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes . The Indenture Trustee shall, upon Issuer Order, authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $ 271 , 640 , 000 and Class B Notes for original issue in an aggregate principal amount of $ 88 , 700 , 000 . The Note Balance of Class A Notes and Class B Notes Outstanding at any time may not exceed such amounts except as provided in Section 2 . 5 . Each Note shall be dated the date of its authentication . The Class A Notes and the Class B Notes shall be issuable as registered Notes in the minimum denomination of $ 100 , 000 and in integral multiples of $ 1 , 000 in excess thereof (except for one Note of each Class which may be issued in a denomination other than an integral multiple of $ 1 , 000 ) . No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual or facsimile signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder . Each Noteholder or Note Owner, by acceptance of a Note, acknowledges and agrees that it is bound by and deemed to have notice of, all provisions of this Indenture . SECTION 2 . 3 Temporary Notes . Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes . If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay . After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3 . 2 , without charge to the Holder . Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee upon Issuer Order shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations . Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes . SECTION 2.4 Registration of Transfer and Exchange .

753507413 23738694 4 Indenture (ACMAT 2023 - 2) (a) The Issuer shall cause to be kept a register (the “ Note Register ”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes . The Indenture Trustee shall initially be the registrar (the “ Note Registrar ”) for the purpose of registering Notes and transfers of Notes as herein provided . Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar . If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by a Responsible Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes . Notwithstanding the foregoing, for so long as Wilmington Trust, National Association is acting as the Indenture Trustee hereunder, the Indenture Trustee shall also act as the Note Registrar . (b) Subject to the other applicable provisions of this Article II , upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3 . 2 , if the requirements of Section 8 - 401 of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same Class and a like aggregate outstanding principal amount . At the option of the related Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like Note Balance, upon surrender of the Notes to be exchanged at such office or agency . Whenever any Notes are so surrendered for exchange, subject to the other applicable provisions of this Article II , if the requirements of Section 8 - 401 of the UCC are met the Issuer shall execute and, upon Issuer Request, the Indenture Trustee shall authenticate and the related Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive . (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange . (d) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the Indenture Trustee duly executed by the Noteholder thereof or its attorney - in - fact duly authorized in writing, with such signature guaranteed by an “eligible grantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“ STAMP ”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act

753507413 23738694 5 Indenture (ACMAT 2023 - 2) and (ii) accompanied by such other documents as the Indenture Trustee may require, including but not limited to the applicable IRS Form W - 8 or W - 9. (e) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2 . 3 or Section 9 . 5 not involving any transfer . The preceding provisions of this Section 2 . 4 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of any Notes selected for redemption or of any Note for a period of fifteen (15) days preceding the Redemption Date or any Payment Date, as applicable . SECTION 2 . 5 Mutilated, Destroyed, Lost or Stolen Notes . If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security, surety, bond or indemnity as may be required by it to hold the Issuer, the Note Registrar and the Indenture Trustee harmless, then, in the absence of written notice to the Issuer, or to a Responsible Officer of the Note Registrar or the Indenture Trustee that such Note has been acquired by a “protected purchaser” (as contemplated by Article 8 of the UCC), and provided that the requirements of Section 8 - 405 of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note ; provided that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may upon delivery of the security, surety, bond or indemnity herein required pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof . If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a “protected purchaser” (as contemplated by Article 8 of the UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a “protected purchaser” (as contemplated by Article 8 of the UCC), and shall be entitled to recover upon the security, surety, bond or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith . Upon the issuance of any replacement Note under this Section 2 . 5 , the Issuer or the Indenture Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith .

753507413 23738694 6 Indenture (ACMAT 2023 - 2) Every replacement Note issued pursuant to this Section 2 . 5 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder . The provisions of this Section 2 . 5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes . SECTION 2 . 6 Persons Deemed Owners . Prior to due presentment for registration of transfer of any Note, the Issuer, the Paying Agent, the Note Registrar, the Indenture Trustee and any agent of the Issuer, the Paying Agent, the Note Registrar or the Indenture Trustee shall treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Paying Agent, the Note Registrar, the Indenture Trustee nor any agent of the Issuer, the Paying Agent, the Note Registrar or the Indenture Trustee shall be affected by notice to the contrary . SECTION 2.7 Payment of Principal and Interest; Defaulted Interest. (a) Each of the Notes shall accrue interest at its respective Interest Rate, and such interest shall be due and payable on each Payment Date as specified therein, subject to Sections 3 . 1 and 8 . 2 . Any installment of interest or principal, if any, due and payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such account at a bank or other depository institution having appropriate wire transfer facilities as a Noteholder shall designate by written instruction requested and received by the Paying Agent not later than five (5) Business Days prior to the Record Date related to the applicable Payment Date or by such alternative method of payment as may be determined in accordance with Section 11 . 6 , except that, unless Definitive Notes have been issued pursuant to Section 2 . 12 , with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co . ), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date for such Class (and except for the Redemption Price for any Note called for redemption pursuant to Section 10 . 1 ) which shall be payable as provided below . The funds represented by any such wires returned undelivered shall be held in accordance with Section 3 . 3 . (b) The principal of each Note shall be payable in installments on each Payment Date as provided in Section 8 . 2 . Notwithstanding the foregoing, the entire unpaid Note Balance and all accrued interest thereon shall be due and payable, if not previously paid, on the earlier of (i) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of a majority of the Note Balance of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5 . 2 and (ii) with respect to any Class of Notes, on the Final Scheduled Payment Date for that Class . All principal

753507413 23738694 7 Indenture (ACMAT 2023 - 2) payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto . The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Indenture Trustee expects that the final installment of principal of and interest on such Note will be paid . Such notice shall be transmitted prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment . Notices in connection with redemptions of Notes shall be delivered to Noteholders as provided in Section 10 . 2 . (c) If the Issuer defaults on a payment of interest on any Class of Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful at the applicable Interest Rate for such Class of Notes), which shall be due and payable on the Payment Date following such default . The Issuer shall pay such defaulted interest to the Persons who are Noteholders on the Record Date for such following Payment Date . SECTION 2 . 8 Cancellation . All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee . The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee . No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2 . 8 , except as expressly permitted by this Indenture . All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it ; provided that such Issuer Order is timely and that such Notes have not been previously disposed of by the Indenture Trustee . SECTION 2 . 9 Release of Collateral . Except as contemplated by Section 11 . 1 (b)(v)(B) , the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Order accompanied by an Officer’s Certificate and an Opinion of Counsel . SECTION 2 . 10 Book - Entry Notes . The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book - Entry Notes, to be delivered to the Indenture Trustee, as agent for DTC, the initial Clearing Agency, by, or on behalf of, the Issuer . One or more fully registered Book - Entry Notes, not in any case to exceed $ 500 million in principal amount, shall be issued with respect to each Class of Notes . Such Notes shall initially be registered on the Note Register in the name of Cede & Co . , the nominee of the initial Clearing Agency, and no Note Owner shall receive a Definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2 . 12 . Unless and until definitive, fully registered Notes (the “ Definitive Notes ”) have been issued to the applicable Note Owners pursuant to Section 2 . 12 : (a) the provisions of this Section 2.10 shall be in full force and effect;

753507413 23738694 8 Indenture (ACMAT 2023 - 2) (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to the Note Owners ; (c) to the extent that the provisions of this Section 2 . 10 conflict with any other provisions of this Indenture, the provisions of this Section 2 . 10 shall control ; (d) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between or among such Note Owners and the Clearing Agency and/or the Clearing Agency Participants or Persons acting through Clearing Agency Participants . Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2 . 12 , the initial Clearing Agency shall make book - entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants ; and (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Note Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants or Persons acting through Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee . SECTION 2 . 11 Notices to Clearing Agency . Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2 . 12 , the Indenture Trustee shall give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners . SECTION 2 . 12 Definitive Notes . If (a) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (b) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book - entry system through the Clearing Agency or (c) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Note Balance, voting together as a single Class, advise the Indenture Trustee through the Clearing Agency or its successor in writing that the continuation of a book - entry system through the Clearing Agency or its successor is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same . Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book - Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency . None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions . Upon

753507413 23738694 9 Indenture (ACMAT 2023 - 2) the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes . SECTION 2.13 Authenticating Agents . (a) Upon the request of the Issuer, the Indenture Trustee shall, and if the Indenture Trustee so chooses, the Indenture Trustee may appoint one or more Persons (each, an “ Authenticating Agent ”) with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2 . 2 , 2 . 3 , 2 . 4 , 2 . 5 and 9 . 5 , as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes . For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2 . 13 shall be deemed to be the authentication of Notes “by the Indenture Trustee . ” The Indenture Trustee shall be the Authenticating Agent in the absence of any appointment thereof . (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor Person . (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer . The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer . Upon receiving such notice of resignation or upon such termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Issuer . (d) The provisions of Section 6 . 4 and, for so long as the Indenture Trustee is the Authenticating Agent, all other rights, benefits, protections, immunities and indemnities afforded to the Indenture Trustee hereunder, shall be applicable to any Authenticating Agent, mutatis mutandis . SECTION 2.14 Tax Treatment . (a) The Issuer acknowledges and agrees that it is its intent, and the Indenture Trustee acknowledges such intent, that the Notes constitute and be treated as indebtedness for U . S . federal and all applicable state and local income and franchise tax purposes (other than any Notes that are owned during any period of time either by the Issuer or by a Person that is considered to be the same Person as the Issuer for U . S . federal income tax purposes) . Further, each party hereto, and each Noteholder and Note Owner by accepting and holding a Note or beneficial interest therein (other than a Noteholder or Note Owner that is the Issuer or a Person

753507413 23738694 10 Indenture (ACMAT 2023 - 2) that is considered to be the same Person as the Issuer for U . S . federal income tax purposes), hereby covenants to every other party hereto and to every other Noteholder and Note Owner to treat the Notes as indebtedness for U . S . federal and all applicable state and local income and franchise tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take, or participate in the taking of or permit to be taken, any action that is inconsistent with such tax treatment and tax reporting of the Notes, unless required by applicable law . All successors and assignees of the parties hereto shall be bound by the provisions hereof . (b) The parties hereto agree that it is their mutual intent that, for all applicable purposes the Certificates will not constitute indebtedness . (c) Prior to the first Payment Date, at any time required by law and/or promptly upon request, each Noteholder and Note Owner shall provide to the Indenture Trustee, Paying Agent and/or the Issuer (or other person responsible for withholding of taxes), as applicable, its Tax Information . Notwithstanding the foregoing, no Noteholder or Note Owner of a Restricted Note shall provide a Form W - 8 ECI (or IRS Form W - 8 IMY with any IRS Forms W - 8 ECI attached) or otherwise treat income from Restricted Note as effectively connected to a United States trade or business of a person that is not United States person . Each Noteholder and each Note Owner is deemed to understand that by acceptance of a Note, such Noteholder or Note Owner agrees to supply the foregoing information . Further, each Noteholder and Note Owner is deemed to understand that the Issuer, Indenture Trustee and Paying Agent have the right to withhold as required on amounts payable with respect to a Note (without any corresponding gross - up) on any Noteholder or Note Owner that fails to comply with the preceding sentences or is otherwise subject to withholding under applicable law . SECTION 2.15 Certain Transfer Restrictions on the Notes . (a) None of the Issuer, the Indenture Trustee nor any other Person may register the Notes under the Securities Act or any state securities laws . No Note or any interest therein may be sold or transferred (including by pledge or hypothecation) to any other Person unless such sale or transfer is to a Qualified Institutional Buyer in accordance with Rule 144 A (except for transfers of Notes to the Depositor or any of its Affiliates and by the Depositor or any of its Affiliates as part of the initial distribution or any redistribution of the Notes by the Depositor or any of its Affiliates pursuant to a note purchase agreement or any similar agreement) . (b) By acquiring a Class A Note or Class B Note (or any interest therein), each purchaser and transferee (and, if the purchaser or transferee is a Plan, its fiduciary) (i) shall be deemed to represent, covenant and agree that either (a) it is not acquiring and will not hold such Note (or any interest therein) on behalf of, or with any assets of, a Benefit Plan or Plan that is subject to Similar Law or (b) the acquisition, holding and disposition of such Note (or any interest therein) will not give rise to a non - exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law and (ii) acknowledges and agrees if it is a Benefit Plan Investor or a Plan that is subject to Similar Law, it shall not acquire such Note (or any interest therein) at any time that such Note is not rated investment grade by at least one nationally recognized statistical rating agency .

753507413 23738694 11 Indenture (ACMAT 2023 - 2) (c) If for tax or other reasons it may be necessary to track any Notes (e . g . , if the Notes have original issue discount), tracking conditions such as requiring that such Notes be in definitive registered form may be required by the Depositor or the Administrator as a condition to such transfer . (d) Any purported transfer of a Note not in accordance with this Section 2 . 15 or not in accordance with Sections 2 . 4 , 2 . 16 or 2 . 17 shall be null and void ab initio and shall not be given effect for any purpose hereunder . The Issuer may sell any Notes acquired in violation of the foregoing at the cost and risk of the purported transferee . If the transferee fails to transfer such Note or such beneficial interests in such Note within thirty (30) days after notice of the voided transfer, then the Issuer shall cause such Noteholder’s interest or Note Owner’s interest in such Note to be transferred in a commercially reasonable sale arranged by the Issuer (conducted by the Issuer or an agent of the Issuer in accordance with Section 9 - 610 (b) of the UCC as applied to securities that are sold on a recognized market or that may decline speedily in value) . (e) The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture (including, without limitation, under this Section 2 . 15 or under Sections 2 . 4 , 2 . 16 or 2 . 17 ) or under applicable law with respect to any transfer of any interest in any Note other than to examine such certificates and other documentation or evidence as are expressly required by, if and when expressly required by the terms of, this Indenture, to determine substantial compliance as to form with the express requirements hereof . (f) Prior to any sale or transfer of any Note (or any interest therein) each prospective transferee of such Note (or any interest therein) (except for transfers of Notes to the Depositor or any of its U . S . corporate Affiliates (or disregarded entities thereof)) shall be deemed to make the following representations to the Indenture Trustee, the Note Registrar and the Depositor : (i) The transferee (A) is a Qualified Institutional Buyer, (B) is aware that the sale of the Notes to it is being made in reliance on the exemption from registration provided by Rule 144 A and (C) is acquiring the Notes for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such Note for the purchaser and for each such account . (ii) The Notes may not at any time be held by or on behalf of any Person (other than the Depositor or an Affiliate of the Depositor) that is not a Qualified Institutional Buyer . (iii) The transferee understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, none of the Notes have been or will be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may only be offered, resold, pledged or otherwise transferred in accordance with this

753507413 23738694 12 Indenture (ACMAT 2023 - 2) Indenture and the applicable legend on such Notes set forth below . The transferee acknowledges that no representation is made by the Issuer as to the availability of any exemption under the Securities Act or any applicable State securities laws for resale of the Notes . (iv) The transferee understands that an investment in the Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances . The transferee has had access to such financial and other information concerning the Issuer and the Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Notes, including an opportunity to ask questions of and request information from the Servicer, the Depositor and the Issuer . The transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and the transferee and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment . (v) In connection with the transfer of the Notes (a) none of the Issuer, the Servicer, the Depositor, the Structuring Agent, any Initial Purchaser of the Notes, the Owner Trustee nor the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the transferee, (b) the transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of any Initial Purchaser of the Notes, the Structuring Agent, the Issuer, the Servicer, the Depositor, the Owner Trustee or the Indenture Trustee other than in the most current offering memorandum for such Notes and any representations expressly set forth in a written agreement with such party, (c) none of any Initial Purchaser of the Notes, the Structuring Agent, the Issuer, the Servicer, the Depositor, the Owner Trustee or the Indenture Trustee has given to the transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Notes, (d) the transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by any Initial Purchaser of the Notes, the Structuring Agent, the Issuer, the Servicer, the Depositor, the Owner Trustee or the Indenture Trustee, (e) the transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions, (f) the transferee is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable

753507413 23738694 13 Indenture (ACMAT 2023 - 2) of assuming and willing to assume (financially and otherwise) these risks and (g) the transferee is a sophisticated investor familiar with transactions similar to its investment in the Notes. (vi) The transferee understands that the Notes will bear the legend(s) substantially similar to those set forth in Section 2 . 15 (g) unless the Issuer determines otherwise in compliance with applicable law . (vii) The transferee will not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising . (viii) The transferee is not acquiring the Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act . (ix) The transferee will provide notice to each Person to whom it proposes to transfer any interest in the Notes of the transfer restrictions and representations set forth in this Indenture . (x) The transferee acknowledges that any transfer in violation of the foregoing will be of no force and effect, will be void ab initio , and will not operate to transfer any rights to the transferee . (g) Each Note shall bear a legend to the following effect: “THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 , AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940 , AS AMENDED (THE “INVESTMENT COMPANY ACT”) . THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144 A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $ 100 , 000 AND IN GREATER WHOLE NUMBER DENOMINATIONS OF $ 1 , 000 IN EXCESS THEREOF (EXCEPT FOR ONE SUCH NOTE WHICH MAY BE ISSUED IN INTEGRAL MULTIPLES IN EXCESS THEREOF OF OTHER THAN $ 1 , 000 ) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 A SO LONG AS THIS NOTE

753507413 23738694 14 Indenture (ACMAT 2023 - 2) IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144 A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (2) TO THE DEPOSITOR OR ANY OF ITS U . S . CORPORATE AFFILIATES (OR DISREGARDED ENTITIES THEREOF) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION . EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE . ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO , AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE, OR ANY INTERMEDIARY . IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH NOTE OR BENEFICIAL INTEREST IN SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE ISSUER AND THE INDENTURE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND REQUIRE THAT THIS NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER . BY ACQUIRING THIS NOTE OR ANY INTEREST HEREIN, EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) (A) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, THAT EITHER (I) IT IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR ANY INTEREST HEREIN) ON BEHALF OF, OR WITH THE ASSETS OF, ANY PLAN (AS DEFINED BELOW) THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 , AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 , AS AMENDED (THE “CODE”), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”) OR ANY PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON - EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGES AND AGREES IF IT IS A BENEFIT PLAN INVESTOR OR A PLAN THAT IS SUBJECT TO SIMILAR LAW THAT IT SHALL NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) AT ANY TIME THAT THIS NOTE IS NOT RATED INVESTMENT GRADE BY AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY . FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3 (3) OF ERISA

753507413 23738694 15 Indenture (ACMAT 2023 - 2) WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR AN ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING . TRANSFERS OF THIS NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE . ” (h) If a Note is issued with original issue discount, such Notes will bear legends in substantially the following form and substance (and such legends will satisfy any applicable notice requirement), unless the Depositor determines otherwise in accordance with applicable law : “THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE CODE) . UPON WRITTEN REQUEST, AMERICA’S CAR MART, INC . WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION : (1) THE ISSUE PRICE OF THIS NOTE, (2) THE ISSUE DATE OF THIS NOTE, (3) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE AND (4) THE YIELD TO MATURITY OF THIS NOTE . ANY SUCH REQUEST SHOULD BE ADDRESSED TO AMERICA’S CAR MART, INC . , 1805 N . 2 ND STREET, SUITE 401 , ROGERS, ARKANSAS 72756 , ATTENTION : PRESIDENT . ” SECTION 2.16 Certain Transfer Restrictions on the Restricted Notes . (a) Any Notes (or interests therein) beneficially owned by the Issuer or the single beneficial owner of the Issuer for United States federal income tax purposes after the Closing Date may not be transferred for United States federal income tax purposes to another Person (other than the single beneficial owner of the Issuer for United States federal income tax purposes) unless the Administrator shall cause an Opinion of Counsel, of nationally recognized tax counsel, to be delivered to the Depositor and the Indenture Trustee to the effect that either (x) such Notes will (in the case of Class A Notes or Class B Notes) be treated as debt for United States federal income tax purposes or (y) the sale of such Notes will not cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U . S . federal income tax purposes . (b) Prior to any sale or transfer of any Restricted Note (or any interest therein) each prospective transferee of such Restricted Note (or any interest therein) (except for transfers of such Notes to the Depositor or any of its U . S . corporate Affiliates (or disregarded entities thereof)) shall be deemed to provide the following acknowledgments, representations and agreements to the Indenture Trustee, the Note Registrar and the Depositor unless the Depositor has received an opinion of nationally recognized tax counsel to the effect that the transfer of the Restricted Note without any or all of the acknowledgments, representations and agreements described below will not cause the Issuer to be treated as an association or publicly traded

753507413 23738694 16 Indenture (ACMAT 2023 - 2) partnership taxable as a corporation for U.S. federal income tax purposes and the Depositor has consented to such transfer in writing: (i) The transferee will provide notice to each Person to whom it proposes to transfer any interest in the Restricted Notes of the transfer restrictions and representations set forth in this Indenture . (ii) The transferee’s beneficial interest in a Restricted Note is not and will not be in an amount that is less than the minimum denomination for such Note set forth in this Indenture, and the transferee does not and will not hold any interest on behalf of any person whose beneficial interest in such a Note is in an amount that is less than the minimum denomination for such Note set forth in this Indenture . (iii) The transferee acknowledges that no prospective transferee of a Restricted Note may provide an IRS Form W - 8 ECI or IRS Form W - 8 IMY with any IRS Form W - 8 ECI attached . (iv) In the case of a transferee that is a partnership, a corporation taxed under Subchapter S of the Code or grantor trust for U . S . federal income tax purposes (or a disregarded entity the single owner of which is any of the foregoing), (x) such transferee is not and will not be used with a principal purpose of the arrangement involving such entity’s beneficial interest in any Restricted Notes or Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1 . 7704 - 1 (h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code and (y) no direct or indirect beneficial owner of any of the interests in such transferee or its single owner shall have more than 50 % of the value of its interest in such transferee or its single owner attributable to the beneficial interest of such transferee in the Restricted Notes or Certificates . (v) No Noteholder of a Restricted Note shall acquire or transfer any Restricted Note (or any interest therein) or cause any Restricted Note (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704 (b)(1) of the Code, including, without limitation, an over - the - counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations . (vi) If any Restricted Note held by the transferee is required to be treated other than as described under Section 2 . 14 (a) , then the transferee, or, if different, the beneficial owner of such Restricted Note, shall agree to the designation made pursuant to the Trust Agreement of the partnership representative of any partnership in which such Noteholder or beneficial owner is deemed to be a partner under Section 6223 (a) of the Code (and any corresponding provision of state law) and any applicable Treasury Regulations thereunder .

753507413 23738694 17 Indenture (ACMAT 2023 - 2) (vii) (A) Each Noteholder of a Restricted Note shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226 (a) of the Code (and any corresponding provision of state law), (B) if such Noteholder is not the beneficial owner of such Restricted Note, the beneficial owner of such Restricted Note shall provide to the Administrator on behalf of the Issuer and the Depositor any further information required by the Issuer to comply with Sections 6221 through 6241 of the Code, including Section 6226 (a) of the Code (and any corresponding provision of state law) and, to the extent the Issuer determines such appointment necessary for it to make an election under Section 6226 (a) of the Code (or any corresponding provision of state law), hereby appoints the Noteholder as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226 (a)(2) of the Code (and any corresponding provision of state law) and (C) to the extent applicable, each Noteholder of a Restricted Note and, if different, each beneficial owner of a Restricted Note, shall hold the Issuer and its affiliates harmless for any expenses or losses (i) resulting from a beneficial owner of a Restricted Note not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) or (ii) that the Issuer or its affiliates may suffer that are attributable to the management or defense of an audit under Sections 6221 through 6241 of the Code (or any corresponding provision of state law) or otherwise due to actions it takes with respect to and to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law) . (viii) Upon any subsequent transfer of a Restricted Note (or any interest therein), the transferee covenants that if such Note is required to be treated as a partnership interest in the Issuer for United States federal income tax purposes, in the event of any subsequent transfer of a Restricted Note (or any interest therein), the transferee shall comply with Section 1446 (f) of the Code (including with respect to deducting and withholding from the purchase price paid in respect of such Restricted Note (or interest therein) unless the subsequent transferee obtained a certificate providing for an exemption from such withholding) . (ix) The transferee acknowledges that any transfer in violation of the foregoing will be of no force and effect, will be void ab initio , and will not operate to transfer any rights to the transferee . SECTION 2 . 17 Transfer Restrictions on Certain Notes Upon a Sale of a Certificate . The restrictions on transfer of Notes retained by the Issuer or a Person that is considered the same Person as the Issuer for United States federal income tax purposes provided in Section 2 . 16 (a) shall not continue to apply in the event the Indenture Trustee and the Depositor have received the Initial Certificate Transfer Opinion .

753507413 23738694 18 Indenture (ACMAT 2023 - 2) ARTICLE III COVENANTS SECTION 3.1 Payment of Principal and Interest . The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture . Without limiting the foregoing and subject to Section 8 . 2 , on each Payment Date the Issuer shall cause to be paid all amounts on deposit in the Collection Account which represent Available Funds for such Payment Date in accordance with the Sale and Servicing Agreement . Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered to have been paid by the Issuer to such Noteholder for all purposes of this Indenture . Interest accrued on the Notes shall be due and payable on each Payment Date . The final interest payment on each Class of Notes is due on the earlier of (i) the Payment Date (including any Redemption Date) on which the principal amount of that Class of Notes is reduced to zero or (ii) the applicable Final Scheduled Payment Date for that Class of Notes . SECTION 3 . 2 Maintenance of Office or Agency . As long as any of the Notes remain Outstanding, the Issuer shall maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, which office or agency shall initially be located at the Corporate Trust Office provided in clause (a) of the definition of such term . The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes . The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency . If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands . SECTION 3 . 3 Money for Payments To Be Held in Trust . As provided in Sections 5 . 4 and 8 . 2 , all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn therefrom for payments on the Notes shall be paid over to the Issuer except as provided in this Section and Section 4 . 4 of the Sale and Servicing Agreement . By noon, New York City time, on the Business Day prior to each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited into the Collection Account Available Funds with respect to the related Collection Period, and the Paying Agent shall hold such sum in trust for the benefit of the Persons entitled thereto pursuant to the Transaction Documents and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure so to act ; provided that the amount deposited on the Business Day prior to any Redemption Date may be reduced by amounts transferred from the Reserve Account to the Collection Account pursuant to Section 4 . 3 (d) of the Sale and Servicing Agreement .

753507413 23738694 19 Indenture (ACMAT 2023 - 2) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees to the extent relevant), subject to the provisions of this Section, that such Paying Agent shall : (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as provided in the Transaction Documents ; (ii) give the Indenture Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes ; (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to or at the direction of the Indenture Trustee all sums so held in trust by such Paying Agent ; (iv) immediately resign as a Paying Agent and forthwith pay to or at the direction of the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment ; (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon, including FATCA Withholding (including obtaining and retaining from Persons entitled to payments with respect to the Notes any Tax Information, making any withholdings as required under the Code and paying over such withheld amounts to the appropriate governmental authority) ; and (vi) comply with any applicable reporting requirements in connection with any payments made by it on any Notes and any withholding of taxes therefrom, and, upon written request, provide any Tax Information to the Issuer . Notwithstanding the foregoing, for so long as Wilmington Trust, National Association is acting as the Indenture Trustee hereunder, it shall also act as the Paying Agent . The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to or at the direction of the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent ; and upon such a payment by any Paying Agent to or at the direction of the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money .

753507413 23738694 20 Indenture (ACMAT 2023 - 2) Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and distributed by the Indenture Trustee to the Issuer upon receipt of an Issuer Request and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease ; provided , however , that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the reasonable expense of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which date shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be paid to the Issuer . The Indenture Trustee may also adopt and employ, at the written direction of and at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder) . SECTION 3 . 4 Existence . The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate . SECTION 3 . 5 Protection of Collateral . The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other Liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first Lien on and a first priority, perfected security interest in the Collateral (except to the extent that the interest of the Indenture Trustee therein cannot be perfected by the filing of a financing statement) . The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and shall file or shall authorize the filing of all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Administrator and delivered to the Issuer, and shall take such other action necessary or advisable to : (a) Grant more effectively all or any portion of the Collateral; (b) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof; (c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

753507413 23738694 21 Indenture (ACMAT 2023 - 2) (d) enforce any of the Collateral; or (e) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in the Collateral against the claims of all Persons . The Issuer hereby designates the Indenture Trustee as its agent and attorney - in - fact and hereby authorizes the Indenture Trustee to file all financing statements, continuation statements or other instruments required to be filed (if any) pursuant to this Section ; provided , however , that the Indenture Trustee shall not be obligated to authorize or file such instruments . Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, the Issuer shall not be required to notify any insurer with respect to any Insurance Policy about any aspect of the transactions contemplated by the Transaction Documents . SECTION 3 . 6 Opinions as to Collateral . On the Closing Date, the Issuer shall furnish to or cause to be furnished to the Indenture Trustee an Opinion of Counsel either stating (i) that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest of this Indenture and reciting the details of such action, or (ii) that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective . SECTION 3.7 Performance of Obligations; Servicing of Receivables . (a) The Issuer shall not take any action and shall use its reasonable efforts not to permit any action to be taken by others, including the Administrator, that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Transaction Documents or such other instrument or agreement . (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer . Initially, the Issuer has contracted with the Administrator, and the Administrator has agreed, to assist the Issuer in performing its duties under this Indenture . (c) The Issuer shall, and shall cause the Administrator and the Servicer to, punctually perform and observe all of its respective obligations and agreements contained in this Indenture, the other Transaction Documents and the instruments and agreements included in the Collateral, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein . Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or

753507413 23738694 22 Indenture (ACMAT 2023 - 2) any provision thereof other than in accordance with the amendment provisions set forth in such Transaction Document. SECTION 3.8 Negative Covenants . So long as any Notes are Outstanding, the Issuer shall not: (a) engage in any activities other than financing, acquiring, owning, pledging and managing the Receivables and the other Collateral as contemplated by this Indenture and the other Transaction Documents ; (b) except as expressly permitted by this Indenture or in the other Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer ; (c) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral ; (d) except as contemplated by the Transaction Documents, dissolve or liquidate in whole or in part ; (e) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien (other than Permitted Liens) to be created on or extend to or otherwise arise upon or burden the assets of the Issuer or any part thereof or any interest therein or the proceeds thereof and (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any Permitted Lien) security interest in the Collateral (it being understood that (A) either each Receivable constituting part of the Collateral is secured by a first priority validly perfected security interest in the Financed Vehicle in favor of Colonial, as secured party, or all necessary actions with respect to the Receivable have been taken or will be taken to perfect a first priority security interest in the Financed Vehicle in favor of the applicable Originator, as secured party (which may be in its capacity as nominee) and (B) the Issuer shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor about any aspect of the transactions contemplated by the Transaction Documents) ; (f) incur, assume or guarantee any indebtedness other than indebtedness incurred in accordance with the Transaction Documents ; or (g) merge or consolidate with, or transfer substantially all of its assets to, any other Person.

753507413 23738694 23 Indenture (ACMAT 2023 - 2) SECTION 3.9 Annual Compliance Statement . (a) The Issuer shall deliver to the Indenture Trustee and the Rating Agency, on or before April 30 th of each calendar year, beginning on April 30 , 2024 , an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that : (i) a review of the activities of the Issuer during such year (or since the Closing Date, in the case of the first such Officer’s Certificate) and of its performance under this Indenture has been made under such Authorized Officer’s supervision ; and (ii) to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year (or since the Closing Date, in the case of the first such Officer’s Certificate), or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof . (b) Delivery of reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee’s receipt of such information shall not constitute constructive or actual notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer’s Certificates) . (c) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall be the same as the fiscal year of the Servicer (which shall end on December 31 st of each year) . SECTION 3 . 10 Restrictions on Certain Other Activities . The Issuer shall not : (i) engage in any activities other than financing, acquiring, owning, pledging and managing the Trust Estate and the other Collateral in the manner contemplated by the Transaction Documents ; (ii) issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than the Notes ; (iii) make any loan, advance or credit to, guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person ; or (iv) make any expenditure (by long - term or operating lease or otherwise) for capital assets (either realty or personalty) . SECTION 3 . 11 Restricted Payments . The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (b) redeem, purchase, retire or otherwise

753507413 23738694 24 Indenture (ACMAT 2023 - 2) acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose ; provided that the Issuer may cause to be made distributions to the Servicer, the Backup Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders as permitted by, and to the extent funds are available for such purpose under this Indenture, the Sale and Servicing Agreement, the Backup Servicing Agreement, the Trust Agreement or the Administration Agreement . Other than as set forth in the preceding sentence, the Issuer shall not, directly or indirectly, make distributions from the Trust Accounts . SECTION 3 . 12 Notice of Events of Default ; Servicer Replacement Events . The Issuer shall promptly deliver to the Indenture Trustee, the Owner Trustee and the Rating Agency written notice in the form of an Officer’s Certificate of (i) an Event of Default or any event which with the giving of notice, the lapse of time or both would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto and (ii) the occurrence of a Servicer Replacement Event or any event which with the giving of notice, the lapse of time or both would become a Servicer Replacement Event . SECTION 3 . 13 Further Instruments and Acts . Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture . SECTION 3 . 14 Compliance with Laws . The Issuer shall comply with the requirements of all applicable laws, the non - compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document . SECTION 3 . 15 Removal of Administrator . For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith . SECTION 3 . 16 Perfection Representations, Warranties and Covenants . The perfection representations, warranties and covenants attached hereto as Schedule I shall be deemed to be part of this Indenture for all purposes . SECTION 3 . 17 Investment Company Act . The Issuer is not an “investment company” that is registered or required to be registered under, or otherwise subject to the restrictions of, the Investment Company Act . SECTION 3 . 18 Tax Information . To the extent the Issuer receives any Tax Information other than from the Indenture Trustee or Paying Agent, the Issuer shall provide such received Tax Information to the Indenture Trustee and the Paying Agent upon request . SECTION 3 . 19 Debt Instruments . The Issuer represents that the Notes are of the type of debt instruments where payments under such debt instruments may be accelerated by reason of prepayments of other obligations securing such debt instruments .

753507413 23738694 25 Indenture (ACMAT 2023 - 2) ARTICLE IV SATISFACTION AND DISCHARGE SECTION 4 . 1 Satisfaction and Discharge of Indenture . This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3 . 3 , 3 . 4 , 3 . 5 , 3 . 8 , 3 . 10 and 3 . 11 , (e) the rights and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6 . 7 ) and the obligations of the Indenture Trustee under Section 4 . 2 and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when : either (i) all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2 . 5 and (2) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3 . 3 ) have been presented and surrendered to the Indenture Trustee for cancellation or (ii) all Notes not theretofore presented and surrendered to the Indenture Trustee for cancellation (1) have become due and payable, (2) will become due and payable at the latest occurring Final Scheduled Payment Date within one year, or (3) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (1) , (2) or (3) , has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore presented and surrendered to the Indenture Trustee for cancellation, when due, to the latest occurring Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10 . 1 ) , as the case may be ; (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer ; and (c) the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 11 . 1 (a) and, subject to Section 11 . 2 , stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with . SECTION 4 . 2 Application of Trust Money . All monies deposited with the Indenture Trustee pursuant to Section 4 . 1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and Article IV of the Sale and Servicing Agreement . Such monies need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or by law .

753507413 23738694 26 Indenture (ACMAT 2023 - 2) SECTION 4 . 3 Repayment of Monies Held by Paying Agent . In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3 . 3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies . ARTICLE V EVENTS OF DEFAULT; REMEDIES SECTION 5 . 1 Events of Default . The occurrence and continuation of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a default under this Indenture (each, an “ Event of Default ”) : (a) a default in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable, and such default continues for a period of five Business Days or more ; (b) a default in the payment of principal of any Note on the related Final Scheduled Payment Date or the Redemption Date ; (c) any failure by the Issuer to duly observe or perform in any respect any of its covenants or agreements made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), which failure materially and adversely affects the rights of the Noteholders, and such failure shall continue unremedied for a period of 60 days (or for such longer period not in excess of 90 days as may be reasonably necessary to remedy such failure ; provided that such failure is capable of remedy within 90 days) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or by Noteholders evidencing at least 25 % of the Note Balance of the Outstanding Notes, voting together as a single Class, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a “ Notice of Default ” hereunder ; (d) any representation or warranty of the Issuer made in this Indenture proves to have been incorrect in any respect when made, which failure materially and adversely affects the rights of the Noteholders, and which failure continues unremedied for a period of 60 days (or for such longer period not in excess of 90 days as may be reasonably necessary to remedy such failure ; provided that such failure is capable of remedy within 90 days) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or by Noteholders evidencing at least 25 % of the Note Balance of the Outstanding Notes, voting together as a single Class, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a “ Notice of Default ” hereunder ; or (e) a Bankruptcy Event with respect to the Issuer;

753507413 23738694 27 Indenture (ACMAT 2023 - 2) provided , however , that (A) if any delay or failure of performance referred to in clause (a) above shall have been caused by force majeure or other similar occurrence, the five Business Day grace period referred to in such clause (a) shall be extended for an additional 60 calendar days, (B) if any delay or failure of performance referred to in clause (b) above shall have been caused by force majeure or other similar occurrence, such failure or delay shall not constitute an Event of Default for an additional 60 calendar days, (C) if any delay or failure of performance referred to in clause (c) above shall have been caused by force majeure or other similar occurrence, the 60 day grace period referred to in such clause (c) shall be extended for an additional 60 calendar days and (D) if any delay or failure of performance referred to in clause (d) above shall have been caused by force majeure or other similar occurrence, the 60 day grace period referred to in such clause (d) shall be extended for an additional 60 calendar days . SECTION 5.2 Acceleration of Maturity . (a) Except as set forth in the following sentence, if an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may, or if directed by the Noteholders representing not less than a majority of the Note Balance of the Controlling Class, shall declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable . If an Event of Default specified in Section 5 . 1 (e) occurs, all unpaid principal, together with all accrued and unpaid interest thereon, of all Notes, and all other amounts payable hereunder, shall automatically become due and payable without any declaration or other act on the part of the Indenture Trustee or any Noteholder . (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided for in this Article V , the Noteholders representing a majority of the Note Balance of the Controlling Class, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if : (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred and (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel ; and (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5 . 12 . No such rescission shall affect any subsequent default or impair any right consequent thereto.

753507413 23738694 28 Indenture (ACMAT 2023 - 2) If the Notes have been declared due and payable or have automatically become due and payable following an Event of Default, the Indenture Trustee may institute Proceedings to collect amounts due or foreclose on the Collateral or exercise remedies as a secured party . Any sale of the Collateral by the Indenture Trustee will be subject to the terms and conditions of Section 5 . 4 . SECTION 5 . 3 Collection of Indebtedness and Suits for Enforcement by the Indenture Trustee . (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable, and such default continues for a period of five (5) Business Days or more, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee in writing as directed by the Noteholders representing not less than a majority of the Note Balance of the Controlling Class, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel . (b) In case the Issuer shall fail forthwith to pay the amounts described in clause (a) above upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable . (c) If an Event of Default shall have occurred and is continuing, the Indenture Trustee may, as more particularly provided in Section 5 . 4 proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law . (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and

753507413 23738694 29 Indenture (ACMAT 2023 - 2) irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5 . 3 , shall be entitled and empowered, by intervention in such Proceedings or otherwise : (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such Proceedings ; (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings ; (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf ; and (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial Proceedings relative to the Issuer, its creditors and its property ; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each Noteholder to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses, indemnities and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, bad faith or willful misconduct, and any other amounts due the Indenture Trustee under Section 6 . 7 . (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person .

753507413 23738694 30 Indenture (ACMAT 2023 - 2) (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders, to the extent set forth in Section 5 . 4 (b) . (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings . SECTION 5.4 Remedies; Priorities . (a) If an Event of Default shall have occurred and is continuing, the Indenture Trustee may do one or more of the following (subject to Sections 5 . 2 and 5 . 5 ) : (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due ; (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral ; (iii) exercise any other remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders ; and (iv) subject to Section 5 . 17 , after an acceleration of the maturity of the Notes pursuant to Section 5 . 2 , sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law ; provided , however , that the Indenture Trustee may not exercise the remedy described in clause (iv) above unless (A) the Holders of all Outstanding Notes have consented to such sale or liquidation, (B) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes or (C) the Event of Default either (x) relates to a default described in Sections 5 . 1 (a) or (b) (a “ Payment Default ”) and the Indenture Trustee determines (but shall have no obligation to make such determination) that the Collections on the Receivables will not be sufficient on an ongoing basis to make all payments on the Notes as they would have become due if the Notes had not been declared due and payable or (y) relates to a Bankruptcy Event and, in the case of each of (x) and (y) above, the Indenture Trustee obtains the consent of the holders of at least 66 - 2 / 3 % of the Note Balance of the Controlling Class . In determining such sufficiency or insufficiency with respect to clauses (B) and (C)(x) of the

753507413 23738694 31 Indenture (ACMAT 2023 - 2) preceding sentence, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose . Notwithstanding anything herein to the contrary, if the Event of Default does not relate to a Payment Default or Bankruptcy Event with respect to the Issuer, the Indenture Trustee may not sell or otherwise liquidate the Collateral unless the Holders of all Outstanding Notes consent to such sale or liquidation or the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes . (b) Notwithstanding the provisions of Section 8 . 2 hereof or Section 4 . 4 of the Sale and Servicing Agreement, if the Indenture Trustee collects any money or property pursuant to this Article V and the Notes have been accelerated, it shall pay out such money or property (and other amounts, including all amounts held on deposit in the Reserve Account) held as Collateral for the benefit of the Noteholders (net of liquidation costs associated with the sale of the Collateral) in the following order of priority : (i) first , pro rata based on amounts due, to the Indenture Trustee, the Owner Trustee, the Calculation Agent, the Certificate Registrar, the Paying Agent and the Backup Servicer, any accrued and unpaid fees, reasonable expenses and indemnification amounts under the Transaction Documents without regard to any annual caps (including any such fees, expenses and indemnification amounts with respect to prior periods), in each case to the extent not previously paid and notwithstanding any caps on expenses and indemnification ; (ii) second , pro rata , to the Servicer, the Servicing Fee and all unpaid Servicing Fees with respect to prior periods and to any Successor Servicer, any accrued and unpaid fees, reasonable expenses and indemnification amounts (including any such fees, expenses and indemnification amounts with respect to prior Collection Periods) ; (iii) third , to the Holders of the Class A Notes, the Accrued Class A Note Interest ; (iv) fourth , (a) if an acceleration of the Notes has occurred following or as a result of an Event of Default described in Section 5 . 1 (a) , (b) or (e) , in the following order of priority : (1) to the Holders of the Class A Notes in respect of principal thereof, until the Class A Notes have been paid in full; (2) to the Holders of the Class B Notes, the Accrued Class B Note Interest; (3) to the Holders of the Class B Notes in respect of principal thereof until the Class B Notes have been paid in full; and

753507413 23738694 32 Indenture (ACMAT 2023 - 2) (b) if an acceleration of the Notes has occurred following or as a result of an Event of Default described in Section 5.1(c) or (d) , in the following order of priority: (1) to the Holders of the Class B Notes, the Accrued Class B Note Interest; (2) to the Holders of the Class A Notes in respect of principal thereof until the Class A Notes have been paid in full; (3) to the Holders of the Class B Notes in respect of principal thereof until the Class B Notes have been paid in full; and (v) fifth , to the Certificateholders, pro rata , based on the Percentage Interest of each Certificateholder. The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5 . 4 . At least fifteen (15) days before such record date, the Issuer shall deliver to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid . For purposes of applying payments received in accordance with this Article V , the Indenture Trustee shall be entitled to rely on the information received by, and upon request of, the Indenture Trustee for such purpose . In the event that the Indenture Trustee, in its sole discretion, determines that it is unable to determine the amount or order of payments that should be made hereunder, the parties hereto agree that the Indenture Trustee shall have the right, at its option, to deposit with, or commence an interpleader proceeding in respect of, such funds in a court of competent jurisdiction for determination by such court as to the correct application of such funds hereunder . Prior to an acceleration of the Notes after an Event of Default, if the Indenture Trustee collects any money or property pursuant to this Article V , such amounts shall be deposited into the Collection Account and distributed in accordance with Section 4 . 4 of the Sale and Servicing Agreement and Section 8 . 2 hereof . SECTION 5 . 5 Optional Preservation of the Collateral . If the Notes have been declared or are automatically due and payable under Section 5 . 2 following an Event of Default and such declaration or automatic occurrence and its consequences have not been rescinded and annulled, if permitted hereunder, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral and shall continue to apply the proceeds thereof in accordance with Section 5 . 4 (b) . It is the intent of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such intent into account when determining whether or not to maintain possession of the Collateral . In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose .

753507413 23738694 33 Indenture (ACMAT 2023 - 2) SECTION 5.6 Limitation of Suits . (a) No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless : (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default ; (ii) the Holders of not less than 25 % of the Note Balance of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as the Indenture Trustee hereunder ; (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request ; (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings ; and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60 - day period by the Holders of a majority of the Note Balance of the Controlling Class . No Noteholder or group of Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except, in each case, to the extent and in the manner herein provided . In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Note Balance of the Controlling Class, the Indenture Trustee shall follow, and shall be entitled to conclusively rely on, the direction of the Noteholders representing the greater percentage of the Note Balance . (b) No Noteholder shall have any right to vote except as provided pursuant to this Indenture and the Notes, nor any right in any manner to otherwise control the operation and management of the Issuer . However, in connection with any action as to which Noteholders are entitled to vote or consent under this Indenture and the Notes, the Issuer may set a record date for purposes of determining the identity of Noteholders entitled to vote or consent . SECTION 5 . 7 Rights of Noteholders To Receive Principal and Interest . Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or

753507413 23738694 34 Indenture (ACMAT 2023 - 2) after the Redemption Date) and to institute suit for the enforcement of any such payment and such right shall not be impaired without the consent of such Noteholder. SECTION 5 . 8 Restoration of Rights and Remedies . If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted . SECTION 5 . 9 Rights and Remedies Cumulative . No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise . The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy . SECTION 5 . 10 Delay or Omission Not a Waiver . No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein . Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be . SECTION 5 . 11 Control by Noteholders . Subject to the provisions of Sections 5 . 4 , 5 . 6 , 6 . 2 (d) , 6 . 2 (e) and 6 . 2 (f) , Noteholders holding not less than a majority of the Note Balance of the Controlling Class, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or with respect to the exercise of any trust or power conferred on the Indenture Trustee ; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture; (b) any such direction to the Indenture Trustee to sell or liquidate the Collateral shall be effective only to the extent the Indenture Trustee is permitted to take such action pursuant to Sections 5 . 4 (a) and 5 . 17 ; (c) if the conditions set forth in Section 5 . 5 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100 % of the Note Balance to sell or liquidate the Collateral shall be of no force and effect ; (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction, applicable law and the terms of this Indenture ; and

753507413 23738694 35 Indenture (ACMAT 2023 - 2) (e) such direction shall be in writing; provided , further , that, subject to Section 6 . 1 , the Indenture Trustee need not take any action that it determines might expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action . SECTION 5 . 12 Waiver of Past Defaults . Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5 . 2 , the Holders of Notes of not less than a majority of the Note Balance of the Controlling Class may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder or (c) arising from a Bankruptcy Event with respect to the Issuer . In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively ; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto . Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture ; but no such waiver shall extend to any prior, subsequent or other Default or Event of Default or impair any right consequent thereto . SECTION 5 . 13 Undertaking for Costs . All parties to this Indenture agree, and each Noteholder by such Noteholder’s acceptance of a Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as the Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant ; but the provisions of this Section 5 . 13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10 % of the Note Balance of the Outstanding Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date) . SECTION 5 . 14 Waiver of Stay or Extension Laws . The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture ; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted .

753507413 23738694 36 Indenture (ACMAT 2023 - 2) SECTION 5 . 15 Action on Notes . The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture . Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer . Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5 . 4 (b) , if the maturity of the Notes has been accelerated pursuant to Section 5 . 2 of this Indenture, or Section 4 . 4 of the Sale and Servicing Agreement and Section 8 . 2 of this Indenture, if the maturity of the Notes has not been accelerated . SECTION 5.16 Performance and Enforcement of Certain Obligations . (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance (i) by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or (ii) by the Seller of its obligations under or in connection with the Purchase Agreement, in each case, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement and the Purchase Agreement, as the case may be, to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or by the Seller of its obligations under or in connection with the Purchase Agreement . (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing) of the Holders of a majority of the Note Balance of the Controlling Class shall, subject to Article VI hereof, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement and/or against the Seller under the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller and/or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement and/or the Purchase Agreement, as applicable, and any right of the Issuer to take such action shall be suspended . SECTION 5 . 17 Sale of Collateral . If the Indenture Trustee acts to sell the Collateral or any part thereof, pursuant to Section 5 . 4 (a) , the Indenture Trustee shall publish a notice in an Authorized Newspaper stating that the Indenture Trustee intends to effect such a sale in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids . Following such publication, the Indenture Trustee shall, unless otherwise prohibited by applicable law from any such action, sell the Collateral or any part thereof, in such manner and on such terms as provided above to the highest bidder, provided, however, that the Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale . The Indenture Trustee shall give notice

753507413 23738694 37 Indenture (ACMAT 2023 - 2) to the Seller and the Servicer of any proposed sale, and the Seller, the Servicer or any Affiliate thereof shall be permitted to bid for the Collateral at any such sale . The Indenture Trustee may obtain a prior determination from a conservator, receiver or trustee in bankruptcy of the Issuer that the terms and manner of any proposed sale are commercially reasonable . The power to effect any sale of any portion of the Collateral pursuant to Section 5 . 4 and this Section 5 . 17 shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Notes shall have been paid . ARTICLE VI THE INDENTURE TRUSTEE SECTION 6.1 Duties of the Indenture Trustee . (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs . (b) Except during the continuance of an Event of Default: (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Transaction Documents to which it is a party and no implied duties (including fiduciary duties), covenants, liabilities or obligations shall be read into this Indenture or the other Transaction Documents against the Indenture Trustee ; and (ii) in the absence of bad faith on its part, the Indenture Trustee shall be protected in acting or refraining from acting and may conclusively rely, as to the truth of the statements and the correctness of calculations and opinions expressed therein, upon certificates, statements, reports, opinions and other instruments furnished to the Indenture Trustee and conforming on their face to the requirements of this Indenture ; provided however , the Indenture Trustee shall examine instruments to determine whether or not they conform on their face to the requirements of this Indenture . (c) The Indenture Trustee shall not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct as determined by a court of competent jurisdiction, except that : (i) this paragraph does not limit the effect of paragraph (b) of this Section 6 . 1 ; (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee unless it is proved as determined by a court of competent jurisdiction that the

753507413 23738694 38 Indenture (ACMAT 2023 - 2) Indenture Trustee was grossly negligent in ascertaining the pertinent facts; and (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with this Indenture or a direction received by it pursuant to Section 5 . 11 ; (iv) the Indenture Trustee shall have no duty to monitor the performance of the Issuer, the Servicer, the Administrator, or their respective agents or any other Person, nor shall it have any liability in connection with malfeasance or nonfeasance by the Issuer, the Servicer, the Administrator or any other Person . The Indenture Trustee shall have no liability in connection with compliance of the Issuer, the Servicer or the Administrator or their respective agents with statutory or regulatory requirements related to the Receivables and Related Security . The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables and Related Security or the validity or sufficiency of any assignment of the Receivables and Related Security to the Issuer or the Indenture Trustee ; and (v) the Indenture Trustee shall have no duty to monitor the delivery of certificates or opinions required to be delivered in connection with such documents or the amendments of any such documents and shall have no duty to monitor or determine compliance of any such certificates or opinions delivered to it with the requirements of any such documents . (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to this Article VI . (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer . (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement . (g) No provision of this Indenture, any other Transaction Document or any other instrument shall require the Indenture Trustee to expend or risk its own funds or otherwise incur liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it . (h) Every provision of this Indenture and each other Transaction Document relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6 . 1 . (i) The Indenture Trustee shall take all actions required to be taken by the Indenture Trustee under the Sale and Servicing Agreement .

753507413 23738694 39 Indenture (ACMAT 2023 - 2) SECTION 6.2 Rights of the Indenture Trustee . (a) The Indenture Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any document believed by it (i) to be genuine and (ii) to have been signed or presented by the proper person . The Indenture Trustee shall not be responsible for the accuracy of any document provided to the Indenture Trustee, and need not investigate, recalculate, certify or verify any fact, numerical information or matter stated in the document . (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel, as applicable . The Indenture Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel . Any such Officer’s Certificate or Opinion of Counsel requested by the Indenture Trustee shall be an expense of the Person requesting the Indenture Trustee to act or refrain from acting or otherwise shall be an expense of the Issuer . (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through Affiliates, agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, the Administrator, any such agent, attorney, custodian or nominee appointed with due care by it hereunder, or any co - trustee or separate trustee appointed in accordance with the provisions of Section 6 . 10 . (d) The Indenture Trustee shall not be liable for any action it takes or omits to take or errors in judgment made in good faith which it believes to be authorized or within its rights or powers ; provided , however , that the Indenture Trustee’s conduct does not constitute willful misconduct, gross negligence or bad faith . (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel . (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to the Indenture Trustee against the reasonable costs, expenses, disbursements, advances and liabilities that might be incurred by it, its agents and its counsel in compliance with such request or direction . (g) In the performance of its obligations as Indenture Trustee under the Sale and Servicing Agreement and in the performance of its obligations as Calculation Agent, the Indenture Trustee shall be entitled to all of the same rights, protections, indemnities and immunities of the Indenture Trustee under this Indenture mutatis mutandis . (h) Notwithstanding anything to the contrary herein or otherwise, under no circumstance will the Indenture Trustee be liable for special, punitive, indirect or consequential

753507413 23738694 40 Indenture (ACMAT 2023 - 2) loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not foreseeable, even if the Indenture Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought . (i) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, other than to the extent set forth in the Transaction Documents or otherwise agreed in writing by the Indenture Trustee or required under applicable law . (j) Notwithstanding anything to the contrary in this Indenture, the Indenture Trustee shall not be liable for any loss or damage, or any failure or delay in the performance of its obligations hereunder if it is prevented from so performing its obligations by any reason which is beyond the control of such party, including, but not limited to, the provision of any present or future applicable law or regulation or act of any governmental authority, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god, disease, epidemics, shelter - at - home orders, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services, unavailability of the Federal Reserve Bank wire or telex system or other applicable wire or funds transfer system, or unavailability of any securities clearing system or other force majeure events . (k) The right of the Indenture Trustee to perform any permissive or discretionary act enumerated in this Indenture or any related document shall not be construed as a duty . (l) Neither the Indenture Trustee nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents, for the creation, perfection, continuation, priority, sufficiency or protection of any liens with regard to the Collateral or the Transaction Documents, or for any defect or deficiency as to any such matters, or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any of such liens or the Transaction Documents or any delay in doing so, unless such responsibility or liability is otherwise imposed on the Indenture Trustee under this Indenture . In the event that any Collateral shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Collateral, the Indenture Trustee is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction . In the evet that the Indenture Trustee obeys or complies with any such writ, order or decree, it shall not be liable to any of the Parties or to any other Person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated . (m) The Indenture Trustee shall not be liable solely for any action or inaction of the Issuer, the Noteholders, the Servicer, the Backup Servicer or any other party (or agent thereof) to this Indenture or any other Transaction Document, or the monitoring, supervision or investigation of such Persons, and may assume compliance by such Persons with their

753507413 23738694 41 Indenture (ACMAT 2023 - 2) obligations under this Indenture or any other Transaction Documents, unless a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice to the contrary. (n) Notwithstanding anything to the contrary in this Indenture, the Indenture Trustee shall not be required to take any action that is not in accordance with applicable law . (o) Except as otherwise provided in Sections 3 . 6 and 9 . 20 of the Sale and Servicing Agreement, the Indenture Trustee shall not have any duty to conduct any investigation as to the occurrence of any condition requiring the repurchase of any Receivable, or the eligibility of any Receivable for purposes of this Indenture . (p) The Indenture Trustee shall be entitled to request and receive written instructions from the Administrator (on behalf of the Issuer) or the Required Noteholders, as the case may be, and shall not be liable with respect to any action it takes or omits to take in accordance with a direction received by it from the Issuer or the required Noteholders, as the case may be, in accordance with the Transaction Documents . (q) The Indenture Trustee shall not be imputed with any knowledge of, nor responsibility for, the terms and conditions of any other agreement, instrument or document other than the Transaction Documents to which the Indenture Trustee is a party, or information possessed or obtained by any other Person, or any affiliate, line of business, or other division of Wilmington Trust, National Association (and vice versa) unless such person is a Responsible Officer of the Indenture Trustee or the Indenture Trustee also has such actual knowledge or information . Information contained in any reports delivered to the Indenture Trustee and any other publicly available information shall not constitute actual or constructive knowledge ; provided , however , that, notwithstanding any provision in the Transaction Documents to the contrary, any document delivered to the Indenture Trustee the information contained in which the Indenture Trustee is required to take notice of to fulfill its obligations under the Transaction Documents or under applicable law shall constitute actual notice to the Indenture Trustee of such information . (r) For so long as the Indenture Trustee is the Paying Agent or the Note Registrar, all rights, benefits, protections, immunities and indemnities afforded to the Indenture Trustee hereunder shall be applicable to any Paying Agent or the Note Registrar , mutatis mutandis . (s) The rights, privileges, protections, indemnities, immunities and benefits afforded to the Indenture Trustee under this Indenture are extended to, and shall be enforceable by (i) the Indenture Trustee in each document related hereto to which it is a party or otherwise subject, whether or not specifically set forth therein, and (ii) the entity serving as the Indenture Trustee in each of its capacities hereunder and under any related Transaction Document, together with such other rights, privileges, protections, indemnities, immunities and benefits afforded to the applicable party hereunder or under any related Transaction Document . SECTION 6 . 3 Individual Rights of the Indenture Trustee . The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Seller, the Owner Trustee, the Administrator and their respective Affiliates with the same rights it would have if it were not the Indenture Trustee, and the Seller, the Owner Trustee,

753507413 23738694 42 Indenture (ACMAT 2023 - 2) the Administrator and their respective Affiliates may maintain normal commercial banking and investment banking relationships with the Indenture Trustee and its Affiliates . Any Paying Agent, Note Registrar, co - registrar, co - paying agent, co - trustee or separate trustee may do the same with like rights . However, the Indenture Trustee must comply with Section 6 . 11 . SECTION 6 . 4 The Indenture Trustee’s Disclaimer . The Indenture Trustee shall not be responsible for and makes no representation as to the validity, enforceability or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer’s use of the proceeds from the Notes, and shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes, all of which shall be taken as the statements of the Issuer, other than the Indenture Trustee’s certificate of authentication . SECTION 6 . 5 Notice of Defaults . If a Default or an Event of Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall make available to each Noteholder, the Issuer, the Owner Trustee and the Administrator notice of the Default or Event of Default within 90 days after such knowledge or notice occurs by posting such notice to the Indenture Trustee’s website at http : //www . wilmingtontrustconnect . com . Except in the case of a Default or an Event of Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders . For the avoidance of any doubt, the Indenture Trustee shall not be charged with knowledge of (A) any events or other information, or (B) any default under this Indenture or any other agreement unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof . SECTION 6 . 6 Reports by the Indenture Trustee to Noteholders . The Indenture Trustee, at the expense of the Issuer, shall make available to each Noteholder, not later than the latest date permitted by law, such information in the possession of Indenture Trustee as may be required by the Code to enable such Holder to prepare its federal and state income tax returns (which the Indenture Trustee shall have no duty to verify or confirm) . The Indenture Trustee will make documents or information which it is expressly required to provide available to the Noteholders by posting such information at http : //www . wilmingtontrustconnect . com or at such other address as the Indenture Trustee shall notify the Noteholders from time to time . The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes ; provided, however, that the Indenture Trustee will also mail copies of any statements to any Noteholders who so request in writing . SECTION 6 . 7 Compensation and Indemnity . The Indenture Trustee shall be (i) paid from time to time such compensation as the Servicer and the Indenture Trustee shall from time to time agree in writing for services rendered by the Indenture Trustee hereunder and under the other Transaction Documents in accordance with an applicable fee letter and (ii) reimbursed for all expenses, advances and disbursements reasonably incurred by it in connection with the

753507413 23738694 43 Indenture (ACMAT 2023 - 2) performance of its powers, duties and obligations as Indenture Trustee, as Calculation Agent, as Note Registrar and as Paying Agent (including the reasonable compensation, expenses and disbursements of its agents, counsel, accountants and experts) . Each of the Indenture Trustee, the Calculation Agent, the Paying Agent and the Note Registrar (each in its individual capacity and representative capacity) and each of its respective officers, directors, shareholders, employees and agents shall be indemnified for, defended and held harmless against, any and all fees, damages, suits, judgments, costs, loss, liability, expense, tax, penalty or claim (including reasonable attorneys’ fees and expenses and court costs and any losses incurred in connection with a successful defense, in whole or in part, of any claim that the Indenture Trustee breached its standard of care and legal fees and expenses and court costs incurred in any dispute, action, claim or suit brought to enforce any indemnification or other obligation of the indemnifying party) of any kind or nature whatsoever arising out of or in connection with this Indenture and the other Transaction Documents, including in connection with (i) the administration of the trust or trusts hereunder or under any other Transaction Document, (ii) the performance of its duties as Indenture Trustee, Calculation Agent, Paying Agent and Note Registrar or the enforcement of its rights (including indemnification rights) under the Transaction Documents, including in connection with (x) complying with any new or updated law or regulation related to or affecting the transaction and (y) addressing any bankruptcy related to or affecting the transaction, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Wilmington Trust, National Association, (iii) negotiating and executing any amendment or supplement of any Transaction Document, and (iv) investigating, preparing for, defending itself or themselves against or prosecuting for itself or that is related directly or indirectly in any way to the Collateral, the Transaction Documents or the Notes (including, without limitation, the initial offering, any secondary trading and any transfer or exchange of the Notes) . The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust . The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity . Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder or, in the case of the Servicer, under the Sale and Servicing Agreement . The Issuer shall, or shall cause the Servicer to, defend any such claim (except in connection with any claim for indemnification of any attorneys’ fees, costs and expenses incurred by the Indenture Trustee in connection with any enforcement (including by means of any action, claim or suit) by the Indenture Trustee of any indemnification or other obligation of the Issuer or Servicer), and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Servicer to, pay the fees and expenses of such counsel within a reasonable time following receipt by the Servicer of an invoice therefor . None of the Administrator, the Issuer, the Seller, or the Servicer shall be liable for or required to indemnify the Indenture Trustee from and against any of the foregoing expenses or indemnities arising or resulting from (i) its own willful misconduct, bad faith or negligence as determined by a court of competent jurisdiction no longer subject to appeal or (ii) taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Indenture Trustee . The compensation and indemnity obligations to the Indenture Trustee pursuant to this Section 6 . 7 shall survive the termination, assignment, and/or discharge of this Indenture and the resignation or removal of the Indenture Trustee . When the Indenture Trustee incurs expenses after the occurrence of an Event of Default set forth in Section 5 . 1 (e) with respect to the Issuer,

753507413 23738694 44 Indenture (ACMAT 2023 - 2) the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law. Any amounts payable to the Indenture Trustee pursuant to this Section 6 . 7 shall be paid pursuant to Section 4 . 4 (a) of the Sale and Servicing Agreement or Section 5 . 4 (b) of this Indenture, as applicable (to the extent of Available Funds available therefor) or, to the extent not paid thereunder, shall be paid by the Servicer pursuant to Section 3 . 10 of the Sale and Servicing Agreement . SECTION 6 . 8 Removal, Resignation and Replacement of the Indenture Trustee . The Indenture Trustee may resign at any time by so notifying the Issuer, the Administrator, the Backup Servicer and the Servicer . The Holders of a majority of the Note Balance of the Controlling Class may remove the Indenture Trustee without cause by giving 30 days’ prior written notice to the Indenture Trustee and the Issuer, and following that removal may appoint a successor to the Indenture Trustee . The Issuer shall remove the Indenture Trustee upon no less than 30 days written notice if : (a) the Indenture Trustee fails to comply with Section 6.11 ; (b) a Bankruptcy Event occurs with respect to the Indenture Trustee; (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or (d) the Indenture Trustee otherwise becomes incapable of acting. If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee . A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer . Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance, shall have all the rights, powers and duties of the Indenture Trustee under this Indenture . The successor Indenture Trustee shall mail a notice of its succession to Noteholders . The retiring Indenture Trustee shall promptly transfer all property held by it as the Indenture Trustee to the successor Indenture Trustee upon payment thereto of any and all outstanding fees and expenses due and payable . If a successor Indenture Trustee does not take office within thirty (30) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Note Balance of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee and all reasonable fees, costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in connection with such petition shall be paid by the Issuer .

753507413 23738694 45 Indenture (ACMAT 2023 - 2) If the Indenture Trustee fails to comply with Section 6 . 11 , any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee . Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 6 . 8 shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6 . 8 and payment of all fees, indemnities and expenses owed to the outgoing Indenture Trustee . Notwithstanding the resignation or removal of the Indenture Trustee pursuant to this Section 6 . 8 , the Issuer’s and the Servicer’s obligations under Section 6 . 7 shall continue for the benefit of the retiring Indenture Trustee . The Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee . SECTION 6 . 9 Successor Indenture Trustee by Merger . Subject to Section 6 . 11 , if the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association or other entity, the resulting, surviving or transferee corporation or other entity without any further act shall be the successor Indenture Trustee, provided , that such corporation or banking association or other entity shall be otherwise qualified and eligible under Section 6 . 11 . The Indenture Trustee shall notify the Administrator of any such transaction within a commercially reasonable amount of time . In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated ; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee . SECTION 6.10 Appointment of Co - Indenture Trustee or Separate Indenture Trustee . (a) Notwithstanding any other provisions of this Indenture, at any time, after delivering written notice to the Administrator, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, or in connection with any Proceeding or other enforcement action or where a conflict of interest exists, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co - trustee or co - trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6 . 10 , such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable . No co - trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee

753507413 23738694 46 Indenture (ACMAT 2023 - 2) under Section 6.11 , and no notice to Noteholders of the appointment of any co - trustee or separate trustee shall be required under Section 6.8 . (b) Every separate trustee and co - trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions : (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co - trustee jointly (it being intended that such separate trustee or co - trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co - trustee, but solely at the direction of the Indenture Trustee ; (ii) no separate trustee or co - trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees ; (iii) the Indenture Trustee and the Administrator may at any time accept the resignation of or, acting jointly, remove any separate trustee or co - trustee ; (iv) no separate trustee or co - trustee hereunder shall be deemed an agent of the Indenture Trustee ; and (v) the Indenture Trustee shall have no responsibility or liability relating to the appointment of any co - trustee or separate trustee or relating to the action or inaction of any co - trustee or separate trustee . (c) Any notice, request or other writing given to a Responsible Officer of the Indenture Trustee shall be deemed to have been given to each of the separate trustees and co - trustees, as effectively as if given to each of them . Every instrument appointing any separate trustee or co - trustee shall refer to this Indenture and the conditions of this Article VI . Each separate trustee and co - trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee . Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Administrator . (d) Any separate trustee or co - trustee may at any time constitute the Indenture Trustee as its agent or attorney - in - fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name . If

753507413 23738694 47 Indenture (ACMAT 2023 - 2) any separate trustee or co - trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee . Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co - trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture . SECTION 6 . 11 Eligibility ; Disqualification . The Indenture Trustee shall at all times have a combined capital and surplus of at least $ 50 , 000 , 000 as set forth in its most recent published annual report of condition and shall have a long term debt rating of investment grade or better by the Rating Agency or shall otherwise be acceptable to the Rating Agency . Neither the Issuer nor any Affiliate of the Issuer may serve as Indenture Trustee . SECTION 6 . 12 Representations and Warranties . The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and the Noteholders shall rely : (a) the Indenture Trustee is a national banking association duly organized and validly existing under the laws of the United States of America ; (b) the Indenture Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture ; (c) this Indenture has been duly executed and delivered by the Indenture Trustee; and (d) this Indenture is a legal, valid and binding obligation of the Indenture Trustee enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity . ARTICLE VII NOTEHOLDERS’ LISTS AND REPORTS SECTION 7 . 1 The Note Registrar to Furnish the Indenture Trustee Names and Addresses of Noteholders . The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (b) at such other times as the Indenture Trustee or the Owner Trustee may request in writing, within 30 days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished ; provided , however , that so long as (i) the Indenture Trustee is the Note Registrar or (ii) the Notes are issued as Book - Entry Notes, no such list shall be required to be furnished to the Indenture Trustee .

753507413 23738694 48 Indenture (ACMAT 2023 - 2) SECTION 7.2 Preservation of Information; Communications to Noteholders . (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7 . 1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as the Note Registrar . The Indenture Trustee may destroy any list furnished to it as provided in such Section 7 . 1 upon receipt of a new list so furnished ; provided , however , that so long as the Indenture Trustee is the Note Registrar or the Notes are issued as Book - Entry Notes, no such list shall be required to be preserved or maintained . (b) The Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes . Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more Noteholders of Notes evidencing not less than 25 % of the Note Balance, voting together as a single Class, to receive a copy of the current list of Noteholders, the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto . (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312 (c) . SECTION 7 . 3 Rule 144 A Information . Upon the request of a Noteholder or Note Owner of a Note, the Issuer shall promptly furnish or cause to be furnished Rule 144 A Information to such Noteholder or Note Owner, to a prospective purchaser of such Note designated by such Noteholder or Note Owner or to the Indenture Trustee for delivery (in the manner contemplated by Section 4 . 6 of the Sale and Servicing Agreement) to such Noteholder or Note Owner, as the case may be, or a prospective purchaser designated by such Noteholder or Note Owner, in order to permit compliance by such Noteholder or Note Owner with Rule 144 A in connection with the resale of such Note by such Noteholder or Note Owner . ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES SECTION 8 . 1 Collection of Money . Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement . The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement . Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings . Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V .

753507413 23738694 49 Indenture (ACMAT 2023 - 2) SECTION 8.2 Trust Accounts . (a) On the Business Day before each Payment Date, the Issuer shall cause the Servicer to deposit all Collections with respect to the Collection Period preceding such Payment Date in the Collection Account as provided in Sections 4 . 2 and 4 . 3 of the Sale and Servicing Agreement . On or before each Payment Date, all amounts required to be withdrawn from the Reserve Account and deposited in the Collection Account pursuant to Section 4 . 3 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee from the Reserve Account and deposited to the Collection Account as instructed on the Investor Report . (b) Prior to the acceleration of the maturity of the Notes pursuant to Section 5 . 2 of this Indenture, on each Payment Date and the Redemption Date, the Indenture Trustee shall distribute, in accordance with the priority of payments set forth in Section 4 . 4 of the Sale and Servicing Agreement, the First Allocation of Principal, the Second Allocation of Principal and the Regular Allocation of Principal : (i) first , to the Class A Noteholders until the Class A Notes are paid in full; and (ii) second , to the Class B Noteholders until the Class B Notes are paid in full. (c) On the Payment Date on which the Notes of all Classes have been paid in full, the Indenture Trustee shall take all necessary or appropriate actions, as directed by the Issuer and at no expense to the Indenture Trustee or the Owner Trustee, to transfer all of its right, title and interest in the contents of the Collection Account (including any investments and investment income) to the Certificateholders pursuant to the Trust Agreement . SECTION 8.3 General Provisions Regarding Accounts . (a) The funds in the Collection Account and the Reserve Account shall be invested in Eligible Investments in accordance with and subject to Section 4 . 1 (b) of the Sale and Servicing Agreement ; provided , however , that any amounts deposited into the Collection Account on the day prior to a Payment Date (or Redemption Date) to be distributed on such Payment Date (or Redemption Date) shall remain uninvested . All interest and investment income (net of losses and investment expenses) on funds on deposit (i) in the Collection Account shall be distributed to the Servicer in accordance with the provisions of Section 3 . 7 of the Sale and Servicing Agreement and (ii) in the Reserve Account shall be distributed to the Servicer in accordance with the provisions of Sections 3 . 7 and 4 . 3 of the Sale and Servicing Agreement . The Indenture Trustee shall not be directed to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect .

753507413 23738694 50 Indenture (ACMAT 2023 - 2) (b) Subject to Section 6 . 1 (c) , the Indenture Trustee shall not in any way be held liable for any losses on any investments, including losses of principal or interest, for breakage fees or penalties, from market risks due to premature liquidation, or resulting from other actions taken pursuant to and consistent with the Transaction Documents (including by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein), except for losses attributable to the Indenture Trustee’s failure to make payments on any such Eligible Investments issued by the Indenture Trustee in its commercial capacity as principal obligor and not as trustee, in accordance with their terms . (c) If (i) investment directions shall not have been given in writing by the Servicer in accordance with Section 4 . 1 (b) of the Sale and Servicing Agreement for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11 : 00 a . m . , New York City time (or such other time as may be agreed by the Servicer and the Indenture Trustee), on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5 . 2 or (iii) the Notes shall have been declared due and payable following an Event of Default and amounts collected or received from the Collateral are being applied in accordance with Section 4 . 4 of the Sale and Servicing Agreement as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments in accordance with the standing instructions most recently given by the Servicer ; provided , however , that if no standing instructions shall have been given to the Indenture Trustee, the funds shall remain uninvested . (d) Pursuant to Section 4 . 1 (b) of the Sale and Servicing Agreement, the Servicer acknowledges that upon its written request and at no additional cost, it has the right to receive notification after the completion of each purchase and sale of Eligible Investments or the Indenture Trustee’s receipt of a broker’s confirmation . The Servicer agrees that such notifications shall not be provided by the Indenture Trustee hereunder, and the Indenture Trustee shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity . SECTION 8.4 Release of Collateral . (a) Subject to the payment of its fees and expenses pursuant to Section 6 . 7 , the Indenture Trustee may in accordance with the terms hereof, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture . No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies . (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6 . 7 have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts ; provided , that following any Clean - Up Call pursuant to Section 8 . 1 of the Sale and Servicing

753507413 23738694 51 Indenture (ACMAT 2023 - 2) Agreement, any amounts remaining on deposit in the Reserve Account shall be distributable to or at the direction of the Depositor . Such release shall include release of the lien of this Indenture and transfer of dominion and control over the Trust Accounts to the Issuer or its designee . The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8 . 4 only upon receipt of an Issuer Request accompanied by an Officer’s Certificate and an Opinion of Counsel pursuant to Section 11 . 1 . Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture (or shall be deemed to automatically release the lien of this Indenture without any further action) on any Receivable to be sold to (i) the Servicer in accordance with Section 3 . 6 of the Sale and Servicing Agreement and (ii) the Seller in accordance with Section 3 . 4 of the Purchase Agreement . SECTION 8 . 5 Opinion of Counsel . The Indenture Trustee shall receive at least seven (7) days’ prior notice (or such shorter notice as is acceptable to the Indenture Trustee) when requested by the Issuer to take any action pursuant to Section 8 . 4 (a) , accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture ; provided , that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral . Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action . ARTICLE IX SUPPLEMENTAL INDENTURES SECTION 9.1 Supplemental Indentures Without Consent of Noteholders . (a) Without the consent of the Noteholders or any other Person, the Issuer and the Indenture Trustee (when so directed by an Issuer Request) but with prior notice from the Issuer to the Rating Agency, at any time and from time to time, may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or for the purposes of modifying in any manner the rights of the Noteholders under this Indenture subject to the satisfaction of the following conditions : (i) the Issuer delivers an Opinion of Counsel or Officer’s Certificate to the Indenture Trustee to the effect that such supplemental indenture will not materially and adversely affect the interests of the Noteholders ; or

753507413 23738694 52 Indenture (ACMAT 2023 - 2) (ii) the Rating Agency Condition is satisfied with respect to such supplemental indenture and the Issuer notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such supplemental indenture . (b) Without the consent of the Noteholders or any other Person, the Issuer and the Indenture Trustee (when so directed by an Issuer Request), may also enter into one or more indentures supplemental hereto for the purpose of conforming the terms of this Indenture to the description thereof in the Offering Memorandum . (c) Prior to the execution of any such supplemental indenture, the Issuer shall provide written notification of the substance of such supplemental indenture to the Rating Agency and the Owner Trustee ; and promptly after the execution of any such supplemental indenture, the Issuer shall furnish a copy of such supplemental indenture to the Rating Agency, the Owner Trustee, the Backup Servicer, the Calculation Agent, the Paying Agent, the Note Registrar and the Indenture Trustee ; provided , that no supplemental indenture pursuant to this Section 9 . 1 shall be effective which affects the rights, protections, immunities, indemnities or duties of the Indenture Trustee, the Backup Servicer, the Calculation Agent, the Paying Agent, the Note Registrar or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed) . (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9 . 1 , the Indenture Trustee shall deliver to the Noteholders a copy of such supplemental indenture . Any failure of the Indenture Trustee to mail a copy of such supplemental indenture, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture . (e) Notwithstanding subsection (a) of this Section 9 . 1 , this Indenture may only be amended by the Issuer and the Indenture Trustee if (i) the Certificateholders consent to such supplemental indenture or (ii) such supplemental indenture shall not, as evidenced by an Officer’s Certificate of the Depositor or an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Certificateholders . It will not be necessary to obtain the consent of the Certificateholders to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such consent approves the substance thereof . SECTION 9.2 Supplemental Indentures with Consent of Noteholders . (a) With the consent of Noteholders holding not less than a majority of the Note Balance of the Outstanding Notes, voting together as a single Class, by Act of such Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee (when so directed by an Issuer Request), may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture ; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby and ten (10) days’ prior notice by the Issuer to the Rating Agency :

753507413 23738694 53 Indenture (ACMAT 2023 - 2) (i) change the coin or currency in which, any Note or the interest thereon is payable, reduce the interest rate or principal amount of any Note, delay the Final Scheduled Payment Date of any Note or reduce the Redemption Price of any Note ; (ii) reduce the percentage of the Note Balance, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture ; (iii) modify or alter the provisions of the proviso to the definition of the term “ Outstanding ” ; (iv) reduce the percentage of the Note Balance, the consent of the Holders of which is required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5 . 4 if the proceeds of such sale would be insufficient to pay the Note Balance plus accrued but unpaid interest on the Outstanding Notes ; (v) modify any provision of this Section 9 . 2 in any respect materially adverse to the interests of the Noteholders ; (vi) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein or in the Transaction Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture ; (vii) impair the right to institute suit for the enforcement of payment as provided in Section 5 . 7 ; or (viii) modify or alter the provisions of this Indenture regarding the voting of Notes held by the Issuer, the Depositor, the Servicer, the Administrator or any of their Affiliates . (b) It shall not be necessary for any Act of Noteholders under this Section 9 . 2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof . (c) Prior to the execution of any such supplemental indenture, the Issuer shall provide written notification of the substance of such supplemental indenture to the Rating Agency and the Owner Trustee ; and promptly after the execution of any such supplemental indenture, the Issuer shall furnish a copy of such supplemental indenture to the Rating Agency, the Owner Trustee, the Backup Servicer, the Calculation Agent, the Paying Agent, the Note Registrar and the Indenture Trustee ; provided , that no supplemental indenture pursuant to this Section 9 . 2 shall be effective which affects the rights, protections, immunities, indemnities or duties of the

753507413 23738694 54 Indenture (ACMAT 2023 - 2) Indenture Trustee, the Backup Servicer, the Calculation Agent, the Paying Agent, the Note Registrar or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed) . (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9 . 2 , the Indenture Trustee shall deliver to the Noteholders a copy of such amendment or supplemental indenture . Any failure of the Indenture Trustee to mail such amendment or supplemental indenture, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture . (e) Notwithstanding subsection (a) of this Section 9 . 2 , this Indenture may only be amended by the Issuer and the Indenture Trustee if (i) the Certificateholders consent to such supplemental indenture or (ii) such supplemental indenture shall not, as evidenced by an Officer’s Certificate of the Depositor or an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Certificateholders . It will not be necessary to obtain the consent of the Certificateholders to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such consent approves the substance thereof . SECTION 9 . 3 Execution of Supplemental Indentures . In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6 . 1 and 6 . 2 , shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of the supplemental indenture have been met . The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s or the Owner Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise . SECTION 9 . 4 Effect of Supplemental Indenture . Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes . SECTION 9 . 5 Reference in Notes to Supplemental Indentures . Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture . If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes .

753507413 23738694 55 Indenture (ACMAT 2023 - 2) ARTICLE X REDEMPTION OF NOTES SECTION 10.1 Redemption . (a) Each of the Notes is subject to redemption in whole, but not in part, at the direction of the Seller pursuant to Section 8 . 1 of the Sale and Servicing Agreement, on any Payment Date on which the Seller (or its designee) exercises its option to purchase the Receivables, the Receivable Files and the Related Security thereto pursuant to said Section 8 . 1 . (b) Each of the Notes is subject to redemption in whole, but not in part, on any Payment Date on which the sum of the amount of cash or other immediately available funds on deposit in the Reserve Account and the remaining Available Funds after the payments under clauses first through sixth of Section 4 . 4 (a) of the Sale and Servicing Agreement would be sufficient to pay in full the aggregate unpaid Note Balance of all of the Outstanding Notes as determined by the Servicer . On such Payment Date, (i) the Indenture Trustee, upon written direction from the Servicer (or its designee), shall transfer all amounts on deposit in the Reserve Account to the Collection Account, (ii) the Outstanding Notes shall be redeemed in whole, but not in part and (iii) the Notes shall be deemed to be due and payable on such Payment Date . (c) If the Notes are to be redeemed pursuant to Sections 10 . 1 (a) or 10 . 1 (b ), the Administrator shall provide at least ten (10) days’ prior notice of the redemption of the Notes to the Indenture Trustee, the Issuer and the Owner Trustee, and the Indenture Trustee shall provide prompt (but not later than five (5) days’ prior to the applicable Redemption Date) notice thereof to the Noteholders . SECTION 10 . 2 Form of Redemption Notice . Notice of redemption under Section 10 . 1 shall be given by the Indenture Trustee by facsimile or by first - class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Note Register . All notices of redemption shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes, and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3 . 2 ) ; (iv) that interest on the Notes shall cease to accrue on the Redemption Date ; and

753507413 23738694 56 Indenture (ACMAT 2023 - 2) (v) the CUSIP numbers (if applicable) for such Notes. Notice of redemption of the Notes shall be given by the Indenture Trustee at the written direction and at the expense of the Issuer . In addition, the Issuer shall notify the Rating Agency upon redemption of the Notes . Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any Note . SECTION 10 . 3 Notes Payable on Redemption Date . The Notes to be redeemed shall, following notice of redemption as required by Section 10 . 2 (in the case of redemption pursuant to Section 10 . 1 ), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price . ARTICLE XI MISCELLANEOUS SECTION 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the same is authorized or permitted by this Indenture, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and that the proposed action is authorized or permitted by this Indenture, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished . Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include : (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto ; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based ; (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with ; and (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with .

753507413 23738694 57 Indenture (ACMAT 2023 - 2) (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11 . 1 (a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited . (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property or securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then - current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii) , is 10 % or more of the aggregate Note Balance, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $ 25 , 000 or less than one percent of the aggregate Note Balance . (iii) Other than as contemplated by Section 11 . 1 (b)(v) , whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof . (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv) , equals 10 % or more of the aggregate Note Balance, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $ 25 , 000 or less than one percent of the then aggregate Note Balance . (v) Notwithstanding Section 2 . 9 or any other provision of this Section 11 . 1 , the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents . SECTION 11 . 2 Form of Documents Delivered to the Indenture Trustee . In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such

753507413 23738694 58 Indenture (ACMAT 2023 - 2) Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents . Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous . Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Administrator or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous . Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument . Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report . The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI . SECTION 11.3 Acts of Noteholders . (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing ; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer . Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “ Act ” of the Noteholders signing such instrument or instruments . Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6 . 1 ) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11 . 3 . (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient .

753507413 23738694 59 Indenture (ACMAT 2023 - 2) (c) The ownership of Notes shall be proved by the Note Register. (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note . SECTION 11.4 Notices . All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first - class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or by electronic transmission, and addressed in each case as specified on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time and manner prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice. SECTION 11 . 5 Notices to Noteholders ; Waiver . Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first - class, postage prepaid or via electronic transmission to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice . In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given . Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice . Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver . In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice . Where this Indenture provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or an Event of Default .

753507413 23738694 60 Indenture (ACMAT 2023 - 2) SECTION 11 . 6 Alternate Payment and Notice Provisions . Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld) . The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements . SECTION 11 . 7 Information Requests . The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle . SECTION 11 . 8 Effect of Headings and Table of Contents . The article and section headings herein and the Table of Contents have been inserted for convenience only and shall not be construed to affect the meaning, construction or effect of this Indenture . SECTION 11 . 9 Successors and Assigns . All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not . All agreements of the Indenture Trustee in this Indenture shall bind its successors . SECTION 11 . 10 Separability . In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby . SECTION 11 . 11 Benefits of Indenture . Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Certificateholders, the Owner Trustee, the Backup Servicer, the Calculation Agent and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture . SECTION 11 . 12 Legal Holidays . In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date . SECTION 11 . 13 GOVERNING LAW ; Submission to Jurisdiction ; Waiver of Jury Trial . (a) THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THERETOFORE RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5 - 1401 AND 5 - 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND

753507413 23738694 61 Indenture (ACMAT 2023 - 2) REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. (b) Each of the parties hereto, and each Noteholder or Note Owner, by acceptance of a Note, hereby irrevocably and unconditionally: (i) submits for itself and its property in any Proceeding relating to this Indenture or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof ; (ii) consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same ; (iii) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 . 4 of this Indenture ; (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction ; and (v) to the extent permitted by applicable law, each party hereto, and each Noteholder or Note Owner, by acceptance of a Note, irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Indenture, any other Transaction Document, or any matter arising hereunder or thereunder . SECTION 11 . 14 Counterparts and Electronic Signature . This Indenture shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable ; (ii) an original manual signature ; or (iii) a faxed, scanned, or photocopied manual signature . Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature . Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof . This Indenture may be executed in any number of

753507413 23738694 62 Indenture (ACMAT 2023 - 2) counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument . Notwithstanding the foregoing, with respect to any notice provided for in this Indenture or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof . SECTION 11 . 15 Recording of Indenture . If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture . SECTION 11 . 16 Trust Obligation . Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner of a beneficial interest in a Note, by accepting the benefits of this Indenture, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Paying Agent, the Calculation Agent or the Owner Trustee in their respective individual capacities, (ii) any Certificateholder or any other owner of a beneficial interest in the Issuer, (iii) the Servicer, the Administrator or the Seller or (iv) any partner, owner, beneficiary, agent, officer, director, employee, successor or assign of any Person described in clauses (i) , (ii) and (iii) above, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Paying Agent, the Calculation Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity . SECTION 11 . 17 No Petition . The Indenture Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties, (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding - up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence, join with any other Person in commencing or institute, with any other Person, any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction .

753507413 23738694 63 Indenture (ACMAT 2023 - 2) SECTION 11 . 18 Intent . It is the intent of the Issuer that the Notes constitute indebtedness for all financial accounting purposes and the Issuer agrees and each purchaser of a Note (by virtue of the acquisition of such Note or an interest therein) shall be deemed to have agreed, to treat the Notes as indebtedness for all financial accounting purposes . (b) It is the intent of the Issuer that the Notes (other than any Notes that are owned during any period of time by either the Issuer or a Person that is considered the same Person as the Issuer for United States federal income tax purposes) constitute indebtedness for all tax purposes and the Issuer agrees and each purchaser of a Note (by virtue of the acquisition of such Note or an interest therein) shall be deemed to have agreed to treat the Notes as indebtedness for all federal, state and local income, franchise and value added tax purposes . SECTION 11 . 19 Subordination of Claims . The Issuer’s obligations under this Indenture are obligations solely of the Issuer and will not constitute a claim against the Seller to the extent that the Issuer does not have funds sufficient to make payment of such obligations . In furtherance of and not in derogation of the foregoing, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by accepting the benefits of this Indenture, a Certificateholder, by accepting a Certificate (or any portion thereof), and the Indenture Trustee (in its individual capacity and as Indenture Trustee), by entering into this Indenture, and each Noteholder, and each Note Owner, by accepting the benefits of this Indenture, hereby acknowledges and agrees that such Person has no right, title or interest in or to the Other Assets of the Seller . To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, each of the Owner Trustee, the Indenture Trustee, each Noteholder or Note Owner and any Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111 (b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Person further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post - petition interest on such other obligations and liabilities . This subordination agreement will be deemed a subordination agreement within the meaning of Section 510 (a) of the Bankruptcy Code . Each of the Indenture Trustee (in its individual capacity and as the Indenture Trustee), by entering into or accepting this Indenture, a Certificateholder, by accepting a Certificate, and the Owner Trustee and each Noteholder or Note Owner, by accepting the benefits of this Indenture, hereby further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11 . 19 and the terms of this Section 11 . 19 may be enforced by an action for specific performance . The provisions of this Section 11 . 19 will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Indenture . SECTION 11 . 20 Limitation of Liability of Owner Trustee . It is expressly understood and agreed by the parties that (a) this document is executed and delivered by BNY Mellon Trust of

753507413 23738694 64 Indenture (ACMAT 2023 - 2) Delaware, not individually or personally, but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, covenants undertakings and agreements by BNY Mellon Trust of Delaware but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Mellon Trust of Delaware has made no investigation as to the accuracy or completeness of any representations or warranties made by the Owner Trustee or the Issuer in this Indenture and (e) under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer . SECTION 11 . 21 AML Law . The parties hereto acknowledge that in accordance with AML Law, the Indenture Trustee is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Indenture Trustee . Each party hereby agrees that it shall provide the Indenture Trustee with such identifying information and documentation as the Indenture Trustee may request from time to time in order to enable the Indenture Trustee to comply with all applicable requirements of AML Law . SECTION 11 . 22 Severability of Provisions . If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture . [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written . ACM AUTO TRUST 2023 - 2 By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee By: Name: Title: WILMINGTON TRUST, NATIONAL ASSOCIATION , a national banking association, not in its individual capacity but solely as the Indenture Trustee By: Name: Title: Dawn Plows Agent 753507413 23738694 S - 1 Indenture (ACMAT 2023 - 2)

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written . ACM AUTO TRUST 2023 - 2 By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee By: Name: Title: WILMINGTON TRUST, NATIONAL ASSOCIATION , a national banking association, not in its individual capacity but solely as the Indenture Trustee By: Name: Title: Cindy Davis Vice President 753507413 23738694 S - 1 Indenture (ACMAT 2023 - 2)

753507413 23738694 I - 1 Indenture (ACMAT 2023 - 2) SCHEDULE I PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS In addition to the representations, warranties and covenants contained in this Indenture, the Issuer hereby represents, warrants, and covenants to the Indenture Trustee as follows on the Closing Date : General 1. This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer . 2. The Receivables constitute “tangible chattel paper,” “accounts,” “instruments” or “general intangibles,” within the meaning of the UCC . 3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Originator (or its assignee), as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Originator (or its assignee), as secured party . 4. Each Trust Account constitutes either a “deposit account” or a “securities account” within the meaning of the UCC . Creation 5. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien created by the Seller or the Originators (except any Lien which will be released prior to assignment of such Receivable under the Sale and Servicing Agreement), and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien created by the Seller or the Originators (other than Permitted Liens) . Perfection 6. The Issuer has caused or will have caused, within ten days after the effective date of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee hereunder ; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that : “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party” .

753507413 23738694 I - 2 Indenture (ACMAT 2023 - 2) 7. With respect to Receivables that constitute instruments or tangible chattel paper, either: (i) all original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee, as pledgee of the Issuer ; or (ii) such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer, in its capacity as custodian, is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee, as pledgee of the Issuer ; or (iii) the Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee, not in its individual capacity but solely as Indenture Trustee, as pledgee of the Issuer . 8. With respect to the Trust Accounts that constitute deposit accounts, either: (i) the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in such Trust Accounts without further consent by the Issuer ; or (ii) the Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of such Trust Accounts . 9. With respect to the Trust Accounts that constitute securities accounts or securities entitlements, either : (i) the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to such Trust Accounts without further consent by the Issuer ; or (ii) the Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in each of such Trust Accounts . Priority 10. The Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by Colonial to the Seller under the Purchase Agreement, (ii) relating to the conveyance of the Receivables by the Seller to the Issuer under the Sale and Servicing Agreement, (iii) relating to the security interest granted by the Issuer to the Indenture Trustee under this Indenture or (iv) that has been terminated . 11. The Issuer is not aware of any material judgment, ERISA or tax lien filings against the Issuer .

753507413 23738694 I - 3 Indenture (ACMAT 2023 - 2) 12. None of the instruments or tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer or the Indenture Trustee . 13. No Trust Account that constitutes a securities account or securities entitlement is in the name of any Person other than the Issuer or the Indenture Trustee . The Issuer has not consented to the securities intermediary of any such Trust Account to comply with entitlement orders of any Person other than the Indenture Trustee . 14. No Trust Account that constitutes a deposit account is in the name of any Person other than the Issuer or the Indenture Trustee . The Issuer has not consented to the bank maintaining such Trust Account to comply with instructions of any Person other than the Indenture Trustee . Survival of Perfection Representations 15. Notwithstanding any other provision of this Indenture or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule I shall be continuing, and remain in full force and effect until such time as all obligations under this Indenture have been finally and fully paid and performed . No Waiver 16. The Issuer shall provide the Rating Agency with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Schedule I , and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants . Issuer to Maintain Perfection and Priority 17. The Issuer covenants that, in order to evidence the interests of the Indenture Trustee under this Indenture, the Issuer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Receivables . The Issuer shall, from time to time and within the time limits established by law, prepare and file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee’s security interest in the Receivables as a first - priority interest .

EXHIBIT A FORM OF 144A CLASS [A] [B] NOTES REGISTERED No. R - $ 1 CUSIP NO. ISIN. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO . OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO . OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO . , HAS AN INTEREST HEREIN . THIS NOTE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 , AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940 , AS AMENDED (THE “INVESTMENT COMPANY ACT”) . THIS NOTE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144 A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $ 100 , 000 AND IN GREATER WHOLE NUMBER DENOMINATIONS OF $ 1 , 000 IN EXCESS THEREOF (EXCEPT FOR ONE SUCH NOTE WHICH MAY BE ISSUED IN INTEGRAL MULTIPLES IN EXCESS THEREOF OF OTHER THAN $ 1 , 000 ) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144 A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (2) TO THE DEPOSITOR OR ANY OF ITS U . S . CORPORATE AFFILIATES (OR DISREGARDED ENTITIES THEREOF) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION . EACH 1 Denominations of $ 100 , 000 and integral multiples of $ 1 , 000 in excess thereof (except for one Note of each Class which may be issued in integral multiples in excess thereof of other than $ 1 , 000 ) . 753507413 23738694 A - 1 Indenture (ACMAT 2023 - 2)

753507413 23738694 A - 2 Indenture (ACMAT 2023 - 2) PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE . ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO , AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE, OR ANY INTERMEDIARY . IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH NOTE OR BENEFICIAL INTEREST IN SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE ISSUER AND THE INDENTURE TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS NOTE OR SUCH INTEREST IN SUCH NOTE VOID AND REQUIRE THAT THIS NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER . BY ACQUIRING THIS NOTE OR ANY INTEREST HEREIN, EACH PURCHASER AND TRANSFEREE (AND IF THE PURCHASER OR TRANSFEREE IS A PLAN (AS DEFINED BELOW), ITS FIDUCIARY) (A) SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE, THAT EITHER (I) IT IS NOT ACQUIRING AND WILL NOT HOLD THIS NOTE (OR ANY INTEREST HEREIN) ON BEHALF OF, OR WITH THE ASSETS OF, ANY PLAN (AS DEFINED BELOW) THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 , AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 , AS AMENDED (THE “CODE”), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”) OR ANY PLAN THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON - EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW AND (B) ACKNOWLEDGES AND AGREES IF IT IS A BENEFIT PLAN INVESTOR OR A PLAN THAT IS SUBJECT TO SIMILAR LAW THAT IT SHALL NOT ACQUIRE THIS NOTE (OR ANY INTEREST HEREIN) AT ANY TIME THAT THIS NOTE IS NOT RATED INVESTMENT GRADE BY AT LEAST ONE NATIONALLY RECOGNIZED STATISTICAL RATING AGENCY . FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3 (3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR AN ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING . TRANSFERS OF THIS NOTE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE . THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN . ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF .

753507413 23738694 A - 3 Indenture (ACMAT 2023 - 2) ACM AUTO TRUST 2023 - 2 [CLASS A 7.97%] [CLASS B 9.85%] AUTO LOAN ASSET BACKED NOTES ACM AUTO TRUST 2023 - 2 , a statutory trust organized and existing under the laws of the State of Delaware (including any successor, the “Issuer”), for value received, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS ( $ [ ]), in monthly installments on the 20 th day of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on July 6 , 2023 (each, a “ Payment Date ”) until the principal of this Note is paid or made available for payment, and to pay interest on each Payment Date on the Class [A] [B] Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date, at the rate per annum shown above (the “ Interest Rate ”), in each case as and to the extent set forth in Sections 2 . 7 , 3 . 1 , 5 . 4 (b) and 8 . 2 of the Indenture and Section 4 . 4 of the Sale and Servicing Agreement ; provided , however , that the entire unpaid Class [A] [B] Note Balance shall be due and payable on the earliest of (i) June 20 , 2030 (the “ Final Scheduled Payment Date ”), (ii) the Redemption Date, if any, pursuant to Section 10 . 1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5 . 2 of the Indenture . Interest on this Note will accrue for each Payment Date from and including the 20 th day of the prior calendar month preceding such Payment Date (or from and including the Closing Date in the case of the first Payment Date) to but excluding the 20 th day of the calendar month in which such Payment Date occurs . Interest will be computed on the basis of a 360 - day year of twelve 30 - day months . Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof . The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts . All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note . Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note . Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose .

753507413 23738694 A - 4 Indenture (ACMAT 2023 - 2) IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or by facsimile by its Authorized Officer. Dated: , 2023 ACM AUTO TRUST 2023 - 2 By: BNY Mellon Trust of Delaware, not in its individual capacity but solely as Owner Trustee By : Name : Title :

753507413 23738694 A - 5 Indenture (ACMAT 2023 - 2) INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within - mentioned Indenture. Dated: , 2023 WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Indenture Trustee By: Authorized Signatory

753507413 23738694 A - 6 Indenture (ACMAT 2023 - 2) [REVERSE OF NOTE] This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [Class A 7 . 97% ] [Class B 9 . 85% ] Auto Loan Asset - Backed Notes (herein called the “Class [A] [B] Notes” or the “Notes”), all issued under an Indenture, dated as of July 6 , 2023 (such Indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (the “Indenture Trustee”), which term includes any successor Indenture Trustee under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders . The Notes are subject to all terms of the Indenture and the Sale and Servicing Agreement . All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture or the Sale and Servicing Agreement shall have the meanings assigned to them in or pursuant to the Indenture or in Appendix A of the Sale and Servicing Agreement . The Class A Notes and the Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture . All covenants and agreements made by the Issuer in the Indenture are for the benefit of the Holders of the Notes . Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture and in the Sale and Servicing Agreement . As described above, the entire Class [A] [B] Note Balance shall be due and payable on the earliest of (i) June 20 , 2030 (the “Final Scheduled Payment Date”), (ii) the Redemption Date, if any, pursuant to Section 10 . 1 of the Indenture and (iii) the date the Notes are accelerated after an Event of Default pursuant to Section 5 . 2 of the Indenture . All principal payments on the Class [A] [B] Notes shall be made pro rata to the Class [A] [B] Noteholders entitled thereto . Payments of principal of and interest on this Note made on each Payment Date, Redemption Date or upon acceleration shall be made by wire transfer of immediately available funds to such account at a bank or other depository institution having appropriate wire transfer facilities as a Noteholder shall designate by written instruction requested and received by the Paying Agent not later than five (5) Business Days prior to the Record Date related to the applicable Payment Date or by such alternative method of payment as may be determined in accordance with the Indenture to the Person whose name appears as the registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co . ), payment will be made by wire transfer in immediately available funds to the account designated by such nominee . Such payments shall be made to the Person entitled thereto without requiring that this Note be submitted for notation of payment . Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon . If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the

753507413 23738694 A - 7 Indenture (ACMAT 2023 - 2) Person who was the registered Holder hereof as of the close of business on the Record Date preceding such Payment Date or Redemption Date by notice mailed prior to such Payment Date or Redemption Date which shall specify the amount then due and payable and such amount shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the place specified by the Indenture Trustee in such notice . The Issuer shall pay interest on overdue installments of interest at the Class [A] [B] Interest Rate to the extent lawful . Each Noteholder or Note Owner, by acceptance of this Note, or, in the case of a Note Owner of a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in their respective individual capacities, (ii) any Certificateholder or any other owner of a beneficial interest in the Issuer, (iii) the Servicer, the Administrator or the Seller or (iv) any partner, owner, beneficiary, agent, officer, director, employee, successor or assign of any Person described in clauses (i), (ii) and (iii) above, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity . It is the intent of the Issuer, the Noteholders and the Note Owners that, for purposes of federal, state and local income, franchise and value added tax, the Class A Notes and the Class B Notes (other than any Notes that are owned during any period of time by either the Issuer or a Person that is considered the same Person as the Issuer for United States federal income tax purposes) shall constitute indebtedness . The Noteholders, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness . Each Noteholder and Note Owner, by accepting this Note or, in the case of a Note Owner, a beneficial interest in this Note, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties, (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding - up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party to the Indenture or any other creditor of such Bankruptcy Remote Party and (ii) such party shall not commence, join with any other Person in commencing or institute, with any other Person, any Proceeding against such Bankruptcy

753507413 23738694 A - 8 Indenture (ACMAT 2023 - 2) Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5 - 1401 AND 5 - 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS .

ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: */ Signature Guaranteed: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934 , as amended . */ NOTE : The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever . 753507413 23738694 A - 9 Indenture (ACMAT 2023 - 2)